                                                                    Exhibit 10.1

                                  OFFICE LEASE

                               WILSHIRE COURTYARD

                           WILSHIRE COURTYARD L.L.C.,

                      a Delaware limited liability company,

                                  as Landlord,

                                       and

                             WPT ENTERPRISES, INC.,

                             a Delaware corporation

                                   as Tenant.

1.   Premises, Building, Project, And Common Areas; Rentable Square Footage.                  4

2.   Lease Term.                                                                              5

3.   Rent.                                                                                    8

4.   Additional Rent.                                                                         8

5.   Use Of Premises.                                                                        15

6.   Services and Utilities.                                                                 16

7.   Repairs.                                                                                19

8.   Additions And Alterations.                                                              19

9.   Covenant Against Liens.                                                                 21

10.  Insurance.                                                                              21

11.  Damage and Destruction.                                                                 23

12.  Nonwaiver.                                                                              24

13.  Condemnation.                                                                           25

14.  Assignment And Subletting.                                                              25

15.  Surrender Of Premises; Ownership And Removal Of Trade Fixtures.                         29

16.  Holding Over.                                                                           30

17.  Estoppel Certificates.                                                                  30

18.  Subordination.                                                                          30

19.  Defaults; Remedies.                                                                     31

20.  Covenant Of Quiet Enjoyment.                                                            33

21.  Security Deposit.                                                                       34

22.  Credit.                                                                                 34

23.  Signs.                                                                                  36

24.  Compliance With Law.                                                                    36

25.  Late Charges.                                                                           36

26.  Landlord's Right To Cure Default; Payments By Tenant.                                   37

27.  Entry By Landlord.                                                                      37

28.  Tenant Parking.                                                                         38

29.  Miscellaneous Provisions.                                                               38

1.   General Construction.                                                                    1

2.   Tenant Improvements                                                                      1

3.   Construction Drawings.                                                                   2

4.   Construction of the Tenant Improvements.                                                 5

5.   Completion of the Tenant Improvements.                                                   6

6.   Miscellaneous.                                                                           7

1.   Recitals.                                                                                3

2.   Consent. Landlord hereby consents to the subletting of the Sublet Premises by
     Tenant to Subtenant pursuant to the terms of the Sublease to the extent and only to the extent that the Sublease does not enlarge Tenant's rights under the Lease, give Subtenant any right not granted under the Lease, or increase Landlord's responsibilities or obligations under the Lease, and
     subject to the following terms and conditions:                                           3

3.   General Provisions.                                                                      5

                               EXHIBITS
     --------------------------------------------------------------
A    OUTLINE OF PREMISES
B    TENANT WORK LETTER
C    FORM OF NOTICE OF LEASE TERM DATES
D    RULES AND REGULATIONS
E    FORM OF TENANT'S ESTOPPEL CERTIFICATE
F    FORM OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
G    FORM OF CONSENT TO TRANSFER
H    FORM OF LETTER OF CREDIT

                               WILSHIRE COURTYARD

                                  OFFICE LEASE

      This Office Lease (the "LEASE"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "SUMMARY"), below, is made by and between WILSHIRE COURTYARD L.L.C., a Delaware limited liability company ("LANDLORD"), and WPT ENTERPRISES, INC., a Delaware corporation ("TENANT").

                       SUMMARY OF BASIC LEASE INFORMATION

              TERMS OF LEASE                                                               DESCRIPTION
-----------------------------------------                          ----------------------------------------------------------------
1.     Date:                                                       July 29, September 22, 2004

2.     Premises
       (Article 1).

       2.1       Building:                                         5700 Wilshire Boulevard, Los Angeles, California  90036,
                                                                   containing 536,027 rentable square feet.

       2.2       Premises:                                         15,901 rentable square feet of space located on the third  (3rd)
                                                                   floor of the Building, as further set forth in Exhibit A to the
                                                                   Office Lease.

3.     Lease Term (Article 2).

       3.1       Length of Term:                                   Seventy-five (75) months.

       3.2       Lease Commencement Date:                          The earlier of (a) the date which is ten (10) days after
                                                                   Substantial Completion of the Premises (defined in Lease Section
                                                                   2.1), and (b) the date on which Tenant first occupies the
                                                                   Premises for the conduct of business therefrom.

3.3    Lease Expiration Date:                                      Seventy-five (75) months following the Lease Commencement Date.

4.     Base Rent (Article 3):

                                   Monthly
Period Following Lease            Installment                            Monthly Rental Rate
  Commencement Date              of Base Rent                         per Rentable Square Foot
----------------------           ------------                         ------------------------
Months 1 - 3                      $     0.00                                   $ 0.00

Months  4 - 15                    $37,844.38                                   $ 2.38

Months 16 - 27                    $39,116.46                                   $ 2.46

Months 28 - 39                    $40,388.54                                   $ 2.54

Months 40 - 51                    $41,660.62                                   $ 2.62

Months 52 - 63                    $43,091.71                                   $ 2.71

Months 64 - 75                    $44,522.80                                   $ 2.80

       Base Year                                                   Calendar year 2004.
       (Article 4):

6.     Tenant's Share                                              Approximately 2.966%.
       (Article 4):

7.     Permitted Use                                               General office use consistent with a first-class office building,
       (Article 5):                                                including, without limitation, entertainment and television production and post-production facilities and related activities consistent with a first-class office building

8.     Security Deposit                                            $44,522.80

9.     Parking Pass Ratio                                          Up to three and one half (3.5), but no less than two and one-half
       (Article 28):                                               (2.5) unreserved parking passes for every 1,000 rentable square feet of the Premises. Subject to the terms of Article 28 of the
                                                                   Lease, Tenant may elect to convert up to two (2) unreserved parking passes to reserved parking passes.

10.    Address of Tenant
       (Section 29.18):                                            1041 N. Formosa
                                                                   Formosa Building, Suite 99
                                                                   Hollywood, CA  90045
                                                                   Attention: Adam Pliska, Director of Business and
                                                                              Legal Affairs
                                                                   (Prior to Lease Commencement Date)

                                                                   and

                                                                   5700 Wilshire Boulevard
                                                                   Suite 350
                                                                   Los Angeles, CA  90036
                                                                   Attention: Adam Pliska, Director of Business and
                                                                              Legal Affairs
                                                                   (After Lease Commencement Date)

                                                                   with a copy to:

                                                                   Sonnenschein Nath & Rosenthal LLP
                                                                   601 South Figueroa Street, Suite 1500
                                                                   Los Angeles, CA  90017
                                                                   Attention: Robert M. Johnson, Esq.

11.    Address of Landlord                                         See Section 29.18 of the Lease.
       (Section 29.18):

12.    Broker(s)                                                   McCarthy Cook & Co. LLC
       (Section 29.24):                                            Wilshire Courtyard
                                                                   5750 Wilshire Boulevard
                                                                   Los Angeles, California 90036

                                                                   and

                                                                   JuliaEn J. Studley, Inc.
                                                                   10960 Wilshire Boulevard, 17th Floor
                                                                   Los Angeles, California 90024
                                                                   Attn: Janice Cimbalo
                                                                         Robert Cavaiola

1.    PREMISES, BUILDING, PROJECT, AND COMMON AREAS; RENTABLE SQUARE FOOTAGE.

      1.1   PREMISES, BUILDING, PROJECT AND COMMON AREAS.

            (a) THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "PREMISES"). The outline of the Premises is set forth in EXHIBIT A attached hereto and each floor or floors of the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1(b), below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof, or the specific location of the "Common Areas," as that term is defined in Section 1.1(c), below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1(b), below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as EXHIBIT B (the "TENANT WORK LETTER"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair.

            (b) THE BUILDING AND THE PROJECT. The Premises are a part of the building set forth in Section 2.1 of the Summary (the "BUILDING"). The Building is part of an office project known as "WILSHIRE COURTYARD." The term "PROJECT," as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the land (which is improved with landscaping, subterranean parking facilities and other improvements) upon which the Building and the Common Areas are located, and (iii) the other office building located adjacent to the Building and the land upon which such adjacent office building is located, and (iv) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project.

            (c) COMMON AREAS. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "COMMON AREAS"). The Common Areas shall consist of the "Project Common Areas" and the "Building Common Areas." The term "PROJECT COMMON AREAS," as used in this Lease, shall mean the portion of the Project designated as such by Landlord. The term "BUILDING COMMON AREAS," as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord, provided that Landlord shall maintain and operate same in a manner consistent with that of other first-class, high-rise office buildings in the vicinity of the Building (the "COMPARABLE BUILDINGS") and the use thereof shall be subject to such reasonable rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas, provided such alterations, additions or changes do not adversely affect access to or Tenants normal business operations in the Premises.

      1.2 SQUARE FOOTAGES. The parties stipulate to the rentable area of the Premises and the Building set forth in Section 2 of the Summary, and such areas shall not be subject to remeasurement by either party.

      1.3   RIGHT OF FIRST OFFER FOR ADDITIONAL SPACE.

            (a)   PROPOSAL TO LEASE. Subject to the other provisions of this
Section 1.3, and provided Tenant is not in default hereunder (after any applicable notice and lapse of applicable cure periods), if any portion of the third (3rd) floor of the Building containing 5,000 to 10,000 rentable square feet and which is immediately adjacent to the Premises, becomes available for lease to others (the "AVAILABLE SPACE") during the Lease Term, Tenant shall have an ongoing right of first offer to lease such Available Space that becomes available as set forth herein. For purposes of this Section 1.3, Available Space shall not include (i) space for which existing leases are being renewed, or (ii) space which is the subject of options to expand or rights of first offer granted to any other person or tenant, which rights are existing on the date hereof or are granted hereafter without violation of Tenant's rights hereunder in connection with a lease of Available Space to any other Person for which Tenant has been given an opportunity to lease such Available Space hereunder.

            (b) OFFER NOTICE. Until the termination of Tenant's rights under this Section 1.3, provided Tenant has given Landlord notice of Tenant's interest in leasing Available Space (an "INTEREST NOTICE") (except as set forth below), Landlord shall not, within one hundred twenty (120) days after receipt of such notice, enter into or commit to enter into any lease of Available Space without first giving Tenant a notice ("OFFER NOTICE") offering to lease such Available Space to Tenant on the following terms and conditions: (A) the term of this Lease as to such Available Space shall commence on the date on which Landlord delivers possession thereof to Tenant and shall continue (i) with respect to any lease of Available Space entered into on or before the third (3rd) anniversary of the Commencement Date, until the end of the Lease Term as to the balance of the Premises, and (ii) with respect to any lease of Available Space entered into after the third (3rd) anniversary of the Commencement Date, until the end of the Renewal Term as if the first Renewal Option were exercised (whether or not the first Renewal Option is, in fact, exercised by Tenant); (B) the Base Rent payable by Tenant for the Available Space shall be the Market Rent (as defined in Section 2.2 below) and the Base Year with respect to the Available Space leased by Tenant shall be adjusted in accordance with such Market Rent, (C) Tenant shall pay Additional Rent for the Available Space in accordance with the provisions of Article 4 of this Lease; (D) Tenant shall receive the applicable improvement allowance and other applicable concessions as determined in connection with the determination of the Market Rent for the Available Space to the extent any such allowance is then being given in the Comparable Transactions used in the determination of such Market Rent; and (E) the Available Space shall be added to the Premises for all other purposes of this Lease and all of the other terms and conditions of this Lease shall apply to such Available Space that is leased by Tenant during the term of this Lease with respect thereto. Tenant shall not be obligated to give Landlord an Interest Notice unless Landlord has previously given Tenant written notice specifying the current availability of the Available Space for lease to others and the dates the Available Space, if not currently available, will become available for lease to others (the "AVAILABLE SPACE NOTICE") and the information contained in any Available Space Notice most recently given to Tenant remains accurate. If Landlord has not given Tenant an Available Space Notice which remains accurate, Landlord shall give Tenant an Offer Notice as set forth above, even without receipt of an Interest Notice from Tenant, prior to Landlord's entering into or committing to enter into any lease of Available Space, after which the other provisions of this Section 1.3 shall apply.

            (c) NO ACCEPTANCE. If Tenant does not accept the Available Space offered by Landlord by giving Landlord written notice of such acceptance (the "ACCEPTANCE NOTICE") within ten (10) business days after receipt of such Offer Notice, then Landlord shall be free to lease such space to any other Person and Tenant shall not have any rights under this Section 1.3 with respect to such Available Space for a period of one hundred fifty (150) days after expiration of said ten (10) business day period, and only upon Tenant's delivery of another Interest Notice. Tenant also shall have its rights under this Section 1.3 with respect to such space not accepted by Tenant, when such space again becomes Available Space after the expiration of a lease thereof to a third party.

            (d) MARKET RENT. If Tenant timely accepts the Available Space offered by Landlord, Tenant shall lease the same from Landlord on the terms and conditions described in Paragraph 1.3(b) and at the Market Rent determined as follows. Landlord and Tenant shall attempt to agree on the Market Rent for a period of ten (10) business days after the after the date on which Tenant accepts the Available Space offered by Landlord in the Offer Notice. In the event that Landlord and Tenant do not agree upon such rent within said ten (10) business day period, on the fifth (5th) business day after the expiration of said ten (10) business day period, Landlord and Tenant shall each simultaneously submit to the other in writing its good faith estimate of the Market Rent. If the higher of said estimates is not more than one hundred and five percent (105%) of the lower of such estimates, the Market Rent in question shall be deemed to be the average of the submitted rates. If otherwise, then the rate shall be set by arbitration to be held in Los Angeles County, California in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, as follows. Landlord and Tenant shall within five (5) business days after submittal of their estimates, each appoint a recognized real estate expert who is a member of M.A.I., who has

10 years of professional real estate experience in the market where the Premises are located and who shall have generally recognized current competence in the valuation of rental properties similar to the Building and Project which are located in the vicinity of the Project. The two experts so appointed shall appoint a third recognized real estate expert possessing the aforesaid qualifications. If the three experts to be so appointed are not appointed within ten (10) business days of the date the appraisal procedure is invoked, then the expert or experts, if any, who have been selected shall proceed to carry out the appraisal using the definition of Market Rent set forth in Paragraph 2.2(c) below. The expert or experts shall determine the Market Rent in accordance with the terms of this Lease and pick one of the two rates submitted, being the rate that is closer to the Market Rent as determined by the arbitrator using the definition set forth in Section 2.2. Any such selection shall be signed by a majority of the experts if more than two have been selected. If only two experts have been selected and they are unable to agree, then either Landlord or Tenant shall be entitled to apply to the presiding judge of the Superior Court of The County of Los Angeles, California for the selection of a third expert who shall then participate in such appraisal proceedings, and who shall be selected from a list of names of experts possessing the aforesaid qualifications submitted by Landlord and/or from a list of names of experts possessing the aforesaid qualifications submitted by Tenant. Each party shall pay the cost of the appraiser selected by such party, and shall equally share the cost of the third appraiser. The parties agree to be bound by the decision of the arbitrators, which shall be final and non-appealable, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Within fifteen (15) business days after the determination of the Rent under this Section, Tenant and Landlord shall execute an appropriate lease amendment reflecting Tenant's acceptance of the Offer Notice as to specific Available Space and setting forth the Rent therefor.

            (e) TERMINATION OF RIGHT. Tenant's rights under this Section 1.3 shall expire (i) if Tenant does not timely exercise the Renewal Option set forth in Section 2.2 below, upon the lapse of Renewal Option on the date which is twelve (12) months prior to the expiration of the initial Lease Term, or (ii) if Tenant timely exercises the Renewal Option, on the eighth (8th) anniversary of the Lease Commencement Date.

            (f) SAME TERMS AND CONDITIONS. During the term of this Lease with respect to any Available Space leased by Tenant, such Available Space shall become part of the Premises and, except as otherwise provided in this Section 1.3, shall be leased upon the same terms and conditions as the original Premises.

            (g) PERSONAL RIGHT. Tenant's right to lease Available Space as set forth in this Section 1.3 is personal to Tenant and may not be assigned, transferred or conveyed to any party, except to an entity to which this Lease has been assigned (as permitted pursuant to Article 14 below) in its entirety which (i) has succeeded to the entire business and assets (by merger, reorganization or otherwise) of the original Tenant hereunder, or (ii) which is owned or controlled by Tenant or is under common ownership or control with Tenant. For purposes hereof, the words "control," and "Person" shall have the meanings ascribed to them in Paragraph 2.2(d) below. The foregoing shall not be construed to limit Tenant's ability to exercise its rights under this Section
1.3 for the benefit of any other assignee of the Lease permitted pursuant to
Article 14 below.

2.    LEASE TERM.

      2.1 INITIAL TERM. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "LEASE COMMENCEMENT DATE"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "LEASE EXPIRATION DATE") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. For purposes of this Lease, "SUBSTANTIAL COMPLETION" of the Premises shall occur upon (i) the completion of construction of the "Tenant Improvements," as that term is defined in Section 2.1 of the Tenant Work Letter, in the Premises pursuant to the plans and drawings which were prepared pursuant to the terms of the Tenant Work Letter, with the exception of any minor punch list items which do not adversely affect the ability of Tenant to utilize the Premises (such as minor items of decoration) and (ii) Tenant has had unrestricted access to the Premises and the Building (including common areas) in accordance with the terms of this Lease. Subject to Section 2.4 below, this Lease shall not be void, voidable or subject to termination, nor shall Landlord be liable to Tenant for any loss or damage resulting from Landlord's inability to deliver the Premises to Tenant, but no Rent hereunder shall be payable hereunder with respect to any delay in delivery of the Premises to the extent caused by Landlord. At any time during the Lease Term and upon the Substantial Completion of the Premises, Landlord shall deliver to Tenant a notice of Lease Term dates in the form as set forth in Exhibit "C," attached hereto, which notice Tenant shall execute and return to Landlord within five (5) business days of receipt thereof.

      2.2   RENEWAL TERM.

            (a) OPTION. Provided Tenant is not in default under this Lease (after any applicable notice and lapse of applicable cure periods) as of the date of exercise, Tenant shall have one option to renew this Lease ("RENEWAL OPTION") for the entire Premises for a period of five (5) years ("RENEWAL TERM"), exercisable by giving written notice thereof ("RENEWAL NOTICE") to Landlord of its exercise of the Renewal Option not later than twelve (12) months prior to the Lease Expiration Date.

            (b) RENEWAL TERM RENT. The rent payable hereunder for the Premises during the Renewal Term shall be adjusted to the Market Rent (as defined in Paragraph 2.2(c) below) as of the commencement of the Renewal Term (the "RENEWAL TERM COMMENCEMENT DATE"). In order to determine the Market Rent for the Renewal Term, Landlord and Tenant, ten (10) business days after the date on which the Renewal Notice is given by Tenant (but not earlier than fifteen (15) months prior to the expiration of the initial Term), shall commence discussions to endeavor to agree upon the applicable Market Rent. In the event that Landlord and Tenant do not agree upon such rent within twenty (20) business days after the expiration of said ten (10) business day period, on the twenty-fifth (25th) business day after the expiration of said ten (10) business day period, Landlord and Tenant shall each simultaneously submit to the other in writing its good faith estimate of the Market Rent. If the higher of said estimates is not more than one hundred and five percent (105%) of the lower of such estimates, the Market Rent in question shall be deemed to be the average of the submitted rates. If otherwise, then the rate shall be set by arbitration to be held in Los Angeles, California in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, as follows. Landlord and Tenant shall within five (5) business days after submittal of their estimates, each appoint a recognized real estate expert who is a member of M.A.I. and who shall have generally recognized current competence in the valuation of rental properties similar to the Building and Project which are located in the vicinity of the Project. The two experts so appointed shall appoint a third recognized real estate expert possessing the aforesaid qualifications. If the three experts to be so appointed are not appointed within ten (10) business days of the date the appraisal procedure is invoked, then the expert or experts, if any, who have been selected shall proceed to carry out the appraisal using the definition of Market Rent set forth in Paragraph 2.2(c) below. The expert or experts shall determine the Market Rent in accordance with the terms of this Lease and pick one of the two rates submitted, being the rate that is closer to the Market Rent as determined by the arbitrator using the definition set forth in Paragraph 2.2(c). Any such selection shall be signed by a majority of the experts if more than two have been selected. If only two experts have been selected and they are unable to agree, then either Landlord or Tenant shall be entitled to apply to the presiding judge of the Superior Court of The County of Los Angeles, California for the selection of a third expert who shall then participate in such appraisal proceedings, and who shall be selected from a list of names of experts possessing the aforesaid qualifications submitted by Landlord and/or from a list of names of experts possessing the aforesaid qualifications submitted by Tenant. Each party shall pay the cost of the appraiser selected by such party, and shall equally share the cost of the third appraiser. The parties agree to be bound by the decision of the arbitrators, which shall be final and non-appealable, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

            (c) MARKET RENT. The "MARKET RENT," shall be equal to the rent (including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, of leases which have been entered into during the nine (9) month period prior to the commencement of the applicable option term, at which tenants are leasing non-renewal, non-encumbered, non-expansion, non-equity space ("COMPARABLE TRANSACTIONS") comparable in size, floor height and quality to the Premises for a similar lease term, which comparable space is located in the Project as well as what a comparable landlord of other first-class office buildings of comparable quality, age, size (with at least five (5) floors), quality of location, services and amenities ("COMPARABLE BUILDINGS") would accept in Comparable Transactions. For such purposes, Landlord and Tenant stipulate the Comparable Buildings include only the following: Colorado Center in Santa Monica and 6300

Wilshire Boulevard, 6500 Wilshire Boulevard and 5670 Wilshire Boulevard in Los Angeles. The determination of the Market Rent shall take into consideration only the following concessions (the "CONCESSIONS"): (i) rental abatement concessions, if any, being granted such tenants in connection with such comparable space including, if applicable, periods of free rent for construction of improvements,
(ii) tenant improvements or allowances provided or to be provided for such comparable space, taking into account the value of the existing improvements in such comparable space and in the Premises which can be re-used by Tenant, such value to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by Tenant, and with respect to the Market Rent determination for the Renewal Term, based upon the fact that the precise Tenant Improvements existing in the Premises are specifically suitable to Tenant, but Tenant shall be entitled to repair and refurbishment of such existing Tenant Improvements (and any applicable allowances with respect thereto) to the extent such repair or refurbishment is available in Comparable Transactions and the Premises require the same, and (iii) all other reasonable monetary and other economic concessions, if any, being granted such tenants in connection with such comparable space; and provided further that in calculating the rent for the Renewal Term, no consideration shall be given to the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with Tenant's lease of the Premises during the Renewal Term or the fact that Landlord or such other landlords are or are not required to pay real estate brokerage commissions in connection with such comparable space. The Market Rent shall additionally include a determination based on the concession package being offered by Landlord as to whether, and if so to what extent, Tenant must provide Landlord with additional financial security, such as a letter of credit or guaranty, for Tenant's Rent obligations. Such determination (if applicable) shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions from tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants).

            (d) TRANSFER. The Renewal Option is personal to Tenant and may not be assigned, transferred or conveyed to any party, except to an entity to which this Lease has been assigned (as permitted pursuant to Article 14 below) in its entirety which (i) has succeeded to the entire business and assets (by merger, reorganization or otherwise) of the original Tenant hereunder, or (ii) which is owned or controlled by Tenant or is under common ownership or control with Tenant. For purposes hereof, the word "CONTROL," as used above, means with respect to a Person that is corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person. The word "PERSON" means an individual, partnership, trust, corporation, firm or other entity. The foregoing shall not be construed to limit Tenant's ability to exercise its rights under this Section 2.2 for the benefit of any other Transferee permitted pursuant to Article 14 below.

      2.3   OPTION TO CANCEL.

            (a) OPTION. Subject to Tenant's payment of the Termination Fee (as defined in Paragraph 2.3(b) below) and the other conditions set forth herein, Tenant shall have the option (the "TERMINATION OPTION") to terminate this Lease (and all rights and obligations of the parties hereunder, except for accrued and unpaid or unperformed obligations and liabilities) effective on the fourth (4th) anniversary of the Rent Commencement Date (the "TERMINATION DATE"). The Termination Option may be exercised by written notice (the "TERMINATION NOTICE") given to Landlord at least nine (9) months prior to the Termination Date. Any such notice of termination shall be irrevocable when received by Landlord.

            (b) FEE. Within thirty (30) days after Tenant's notice of exercise of the Termination Option under this Section 2.3 and in order for such termination to be effective, Tenant shall pay to Landlord the "TERMINATION FEE," which shall equal the sum of (a) three (3) monthly installments of Base Rent (calculated using the monthly installment amount due during months 49 through 51 following the Lease Commencement Date), plus (b) the unamortized amount of Landlord's Lease Costs (defined below) as of the Termination Date, with Landlord's Lease Costs amortized from the Rent Commencement Date over the Term at an annual interest rate equal to the interest rate on five-year United States Treasury Bills issued on the date the Termination Notice is given, plus two hundred (200) basis points. "LANDLORD'S LEASE COSTS" are defined as the sum of
(i) the amount of the Tenant Improvement Allowance expended by Landlord pursuant to Exhibit B attached hereto, plus (ii) the amount of brokerage commissions paid by Landlord in connection with this Lease, plus (iii) the Base Rent that would have been payable by Tenant during the first three (3) months after the Lease Commencement Date if the monthly rent for the fourth (4th) month of the Lease Term had been payable for each of said three
(3) months, plus (iv) attorneys' fees and costs incurred by Landlord in the preparation and negotiation of this Lease.

            (c) GOOD FAITH EXERCISE. Tenant may not exercise, nor announce any intention to exercise the Termination Option, in order to re-negotiate or improve for Tenant's benefit any of the terms of this Lease, including, without limitation, the Rent payable hereunder. This provision shall not be construed to limit Tenant's ability to initiate discussions of the same type and similar timing that other tenants in the market would be likely to initiate.

      2.4 TENANT CANCELLATION FOR FAILURE TO COMPLETE. Tenant shall have the right to cancel and terminate this Lease (and the rights and obligations of the parties hereunder) if, on or before September 1, 2005, (the "OUTSIDE COMPLETION DATE"), Substantial Completion (defined in Section 2.1 above) has failed to occur. The Outside Completion Date shall be postponed, on a day-for-day basis by any Tenant Delays (defined, determined and adjusted as set forth in Section 5 of EXHIBIT B hereto) but not due to any delays due to Force Majeure events described in Section 29.16 below. Said right to cancel and terminate this Lease must be exercised by a written notice to Landlord given within thirty (30) days after the Outside Completion Date.

3.    RENT.

      3.1 BASE RENT. Commencing on the date (the "RENT COMMENCEMENT DATE") which is three (3) months following the Lease Commencement Date, Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check (drawn on a bank having a branch office in Los Angeles, California) for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance, on or before the first day of each and every calendar month during the Lease Term, commencing on the Rent Commencement Date, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term which occurs after the expiration of any free rent period shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Rent Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

      3.2 INITIAL THREE MONTH PERIOD. Tenant may occupy the Premises for the conduct of business after the Lease Commencement Date and prior to the Rent Commencement Date, and all of the provisions of this Lease shall be in full force and effect upon such occupancy, except that no Base Rent or additional rent for Direct Expenses pursuant to Article 4 shall be payable for the Premises for the period prior to the Rent Commencement Date; provided, however, that Tenant shall pay any parking charges due hereunder for parking for such Premises and other sundry expenses due and payable hereunder as of the date that Tenant occupies the Premises, or any portion thereof, for the conduct of business.

4.    ADDITIONAL RENT.

      4.1   GENERAL TERMS. In addition to paying the Base Rent specified in
Article 3 of this Lease, commencing on the Rent Commencement Date, Tenant shall pay "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2(f) and 4.2(b) of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in Section 4.2(a), below; provided, however, that in no event shall any decrease in Direct Expenses for any "Expense Year," as that term is defined in
Section 4.2(c) below, below Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "ADDITIONAL RENT", and the Base Rent and the Additional Rent are herein collectively referred to as "RENT." All amounts due under this
Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this
Article 4 that accrue prior to the expiration of the Lease Term shall survive the expiration of the Lease Term.

      4.2 DEFINITIONS OF KEY TERMS RELATING TO ADDITIONAL RENT. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

            (a) "BASE YEAR" shall mean the period set forth in Section 5 of the Summary.

            (b) "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

            (c) "EXPENSE YEAR" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

            (d) "OPERATING EXPENSES" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) costs incurred in connection with the parking areas servicing the Building (subject to the exclusion of expenses set forth in Subparagraph 4.2(d)(10) below); (vi) fees and other costs, including management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) subject to item (6), below, wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, management, maintenance and security of the Project;
(ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Building; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) over the useful life as Landlord shall reasonably determine, of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, (B) that are required under applicable laws to comply with conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition (provided that the costs for the same are properly expensed, and not a capital item, as determined in accordance with generally accepted accounting and management practices consistently applied), or (D) that are required under any governmental law or regulation by a federal, state or local governmental agency, except for capital repairs, replacements or other improvements to remedy a condition existing prior to the Lease Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Lease Commencement Date, would have then required to be remedied pursuant to then-current governmental laws or regulations in their form existing as of the Lease Commencement Date and pursuant to the then-current interpretation of such governmental laws or regulations by the applicable governmental authority as of the Lease Commencement Date; provided, however, that any capital expenditure shall be amortized (including interest on the amortized cost) over its useful life as Landlord shall reasonably determine; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2(e), below. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

                  (1) costs, including marketing costs, legal fees, space planners' fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Project or parking facilities);

                  (2) except as set forth in items (xii), (xiii), and (xiv) above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest, costs of capital repairs and alterations, and costs of capital improvements and equipment;

                  (3) costs for which the Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

                  (4) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

                  (5) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;

                  (6) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager or Project engineer;

                  (7) amount paid as ground rental for the Project by the Landlord;

                  (8) except for a Project management fee consistent with the management fee being charged in connection with the operation of Comparable Buildings (a fee not exceeding three percent (3%) of gross revenues of the Project shall be deemed acceptable), overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

                  (9) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense;

                  (10) the cost of payroll for clerks and attendants, garage keepers liability insurance, parking management fees, tickets and uniforms directly incurred in operating parking facilities;

                  (11) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project ;

                  (12) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

                  (13) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

                  (14) any costs expressly excluded from Operating Expenses elsewhere in this Lease;

                  (15) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project;

                  (16) costs arising from the gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

                  (17) costs incurred to comply with laws relating to the removal of hazardous material (as defined under applicable law) which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; and costs incurred to remove, remedy, contain, or treat hazardous material, which hazardous material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; and

                  (18) costs arising from Landlord's charitable or political contributions.

      If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any Expense Year, Landlord may elect to make an appropriate adjustment to the components of Operating Expenses that vary based on the occupancy of the Project for such year to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, provided that a comparable adjustment shall have been made, or if not made, shall also be made to the Base Year Operating Expenses. Operating Expenses for the Base Year shall not include (to the extent not continuing and applicable only to the Base Year) market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, or amortized costs relating to capital improvements.

            (e)   TAXES.

                  (1) "TAX EXPENSES" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

                  (2) Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

                  (3) Notwithstanding the foregoing, the following shall be excluded from Tax Expenses: (i) net income, inheritance, estate, succession, transfer, gift, franchise, or capital stock tax, or any income taxes arising out of or related to ownership and operation of income-producing real estate (as opposed to rents, receipts or income attributable to operations at the Project, and except as expressly provided in Subparagraph 4.2(e)(1) above); (ii) any Tax Expenses attributable to any period prior to the Commencement Date hereof of after the expiration or earlier termination hereof; (iii) any assessments, charges, taxes, rents, fees, rates, levies, excises, license fees, permit fees, inspection fees, impact fees, concurrency fees, or other authorization fees or charges to the extent payable for the original development or installation of on- or off-site improvements or utilities (including without limitation street and intersection improvements, roads, rights of way, lighting, and signalization) necessary for the initial development or construction of the Project or any past, present or future phases thereof, or any past, present or future system development reimbursement schedule or sinking fund related to any of the foregoing, whether the improvements to which they may relate are installed prior to or after the Commencement Date of this Lease; and (iv) any items paid by Tenant under Section 4.5 of this Lease. All assessments which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Tax Expenses except in the year in which the assessment installment is actually paid.

                  (4) Any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable. If Tax Expenses for any Expense Year during the Lease Term or any extension thereof are increased after payment thereof, or if Tax Expenses for the Base Year are decreased after payment thereof, in either event for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord within thirty (30) days after demand any resulting increase in the amount of Tenant's Share of Direct Expenses for any Expense Year affected by such change. Any decrease in Tax Expenses, shall be paid by Landlord to Tenant within thirty
(30) days after such determination or credited against Tax Expenses as set forth above.

                  (5) The amount of Tax Expenses for the Base Year shall be known as "Base Taxes". If in any comparison year subsequent to the Base Year, the amount of Tax Expenses decreases below the amount of

Base Taxes, then for purposes of all subsequent comparison years, including the comparison year in which such decrease in Tax Expenses occurred, the Base Taxes shall be decreased by an amount equal to the decrease in Tax Expenses.

            (f)   "TENANT'S SHARE" shall mean the percentage set forth in
Section 6 of the Summary.

      4.3   ALLOCATION OF DIRECT EXPENSES.

            (a) METHOD OF ALLOCATION. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e. the Direct Expenses) should be shared between the tenants of the Building and the tenants of the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses and Tax Expenses) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion shall be the Direct Expenses for purposes of this Lease. Such portion of Direct Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building and an equitable portion of the Direct Expenses attributable to the Project as a whole.

            (b) COST POOLS. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the "COST POOLS"), in Landlord's reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.

      4.4 CALCULATION AND PAYMENT OF ADDITIONAL RENT. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in
Section 4.4(a), below, and as Additional Rent, an amount equal to the excess (the "EXCESS"). If in any Expense Year, the amount of Tax Expenses is less than the amount of Base Taxes, the Excess shall be computed as if there were no Tax Expenses due for such year.

            (a) STATEMENT OF ACTUAL DIRECT EXPENSES AND PAYMENT BY TENANT. Landlord shall give to Tenant within one hundred twenty (120) days following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of the Excess. Within fifteen (15) business days after receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4(b), below, and if Tenant paid more as Estimated Excess than the actual Excess, Tenant shall receive a credit in the amount of Tenant's overpayment against Rent next due under this Lease. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, if an Excess if present, Tenant shall pay to Landlord such amount within thirty (30) days after such determination, and if Tenant paid more as Estimated Excess than the actual Excess, Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4(a) shall survive the expiration or earlier termination of the Lease Term. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4, unless Landlord fails to provide a Statement within eighteen (18) months after the end of the applicable Expense Year, in which case Tenant's obligation to pay for the Excess relating to such Expense Year shall terminate.

            (b) STATEMENT OF ESTIMATED DIRECT EXPENSES. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated excess (the "ESTIMATED Excess") as calculated by comparing the Direct Expenses for such

Expense Year, which shall be based upon the Estimate, to the amount of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent reasonably necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the next to last sentence of this Section 4.4.(b)). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

      4.5   TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE.

            (a) Tenant shall be liable for and shall pay ten (10) business days before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

            (b) If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's "building standard" (i.e., in excess of $40.50 per rentable square foot) in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5(a), above. Improvements installed in the Premises for Tenant's initial occupancy thereof, the cost for which is not in excess of the sum of the Tenant Improvement Allowance and Supplemental Allowance set forth in Article 2 of EXHIBIT B hereto, are hereby stipulated to be "building standard" for purposes of this Section.

            (c) Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

      4.6 RECORDS; AUDIT. Landlord shall maintain in a safe and orderly manner all of its records pertaining to the Direct Expenses payable pursuant to this
Article 4 for a period of two (2) years after the completion of each calendar year. Landlord shall maintain such records on a current basis and in sufficient detail to permit adequate review thereof and, at all reasonable times, copies of such records shall be available to Tenant's accounting personnel (but not other representatives except as set forth in this Section 4.6) for such purposes at the management office of the Project. If Tenant disputes a Statement provided under Section 4.4 above, provided Tenant is not in default under this Lease after notice and expiration of any applicable cure period, Tenant may, by written notice to Landlord within two (2) years after receipt of a Statement for a particular Expense Year, cause an audit to be commenced of the Direct Expenses for such Expense Year by a nationally or regionally recognized firm of certified public accountants or by Tenant's own internal certified public accountants on a non-contingency fee basis, at Tenant's sole expense, to verify if the Statement was accurate. Tenant shall give Landlord not less than ten (10) business days prior written notice of its intention to conduct any such audit. Landlord shall cooperate with Tenant during the course of such audit, which shall be conducted during normal business hours in Landlord's Building management office. Landlord agrees to make such personnel available to Tenant as is reasonably necessary to conduct such audit, but in no event shall such audit last more than five (5) business days in duration for each Lease Year audited. Tenant shall be entitled to make photostatic copies of the relevant accounting records at Tenant's sole expense, provided that Tenant keeps such copies confidential (subject to any legal disclosure required by law, judicial process, or regulation) and does not show or distribute such copies to any third party; provided that Tenant's accounting personnel, attorneys and any auditor engaged by Tenant may review such records and Tenant may share any audit results with its professional advisors. If such audit reveals an overpayment of Direct Expenses for the year covered by such Statement, then, provided Landlord does not reasonably dispute the result of such audit, Landlord shall credit the next monthly rent payment of Tenant, or if the Term has expired, refund the overpayment. If such audit reveals an underpayment of Direct Expenses for the year covered by the Statement, then, provided Tenant does not reasonably dispute the result of such audit, Tenant shall pay the same with its next monthly rent payment, or if the Term has expired, within fifteen (15) days after receipt of the audit results. If Landlord disputes the results of an audit caused by Tenant, Landlord shall send Tenant a notice within thirty (30) days of receipt of the results of such audit and either party may submit the dispute to arbitration in accordance with Section 4.7 below provided that Tenant shall continue to pay to Landlord all rent, including any adjustments pursuant to this
Article 4, until a final decision is rendered by such arbitration. Tenant's failure to dispute a year-end Statement and conduct an audit of Direct Expenses within two (2) years after receipt of the Statement for a particular Expense Year shall constitute Tenant's acknowledgement of the accuracy of such Statement. No audit hereunder shall be permitted after termination of the Lease due to default by Tenant, and Tenant agrees to keep the results of any audit hereunder confidential. Tenant agrees to pay the cost of any audit hereunder by Tenant; provided that if the audit reveals, with respect to any Expense Year, that Landlord has billed Tenant for Tenant's share of Direct Expenses more than five percent (5%) in excess of the Direct Expenses that Tenant should pay for such Expense Year pursuant to the terms of the Lease, then Landlord shall pay the reasonable cost of such audit, provided that the cost shall not exceed the reasonable customary cost of such audit on an hourly fee basis.

      4.7 ARBITRATION OF AUDIT DISPUTE. When invoked pursuant to Section 4.6 above, a dispute regarding an audit conducted pursuant to Section 4.6 shall be resolved by arbitration conducted in Los Angeles, California, as provided in this Section 4.7. The party desiring such arbitration shall give written notice thereof to the other specifying the dispute to be arbitrated. Within twenty (20) days after the date on which the arbitration procedure is invoked, each party shall appoint an experienced arbitrator and notify the other party of the arbitrator's name and address. The two arbitrators so appointed shall appoint a third experienced arbitrator. If the three arbitrators to be so appointed are not appointed within thirty (30) days after the date the arbitration procedure is invoked as provided in this Lease, then the arbitrator or arbitrators, if any, who have been selected shall proceed to carry out the arbitration. The arbitrator or arbitrators so selected shall furnish Landlord and Tenant with a written decision within thirty (30) days after the date of selection of the last of the arbitrators to be so selected. Any decision so submitted shall be signed by a majority of the arbitrators, if more than two have been selected. If only two arbitrators have been selected and they are unable to agree, then either Landlord or Tenant shall be entitled to apply to the presiding judge of the Superior Court of the County of Los Angeles, California for the selection of a third arbitrator who shall be selected from a list of names of experienced arbitrators submitted by Landlord or from a list of names submitted by Tenant, as the case may be, unless both Landlord and Tenant submit lists of names, in which case the Court, in its sole discretion, shall select the third arbitrator from the lists. In designating arbitrators and in deciding the dispute, the arbitrators shall act in accordance with the Commercial Rules of Arbitration then in force of the American Arbitration Association, subject, however, to such limitations as may be placed upon them by the provisions of this Lease. The decision of the arbitrators shall be final and binding upon the parties, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The obligation of Landlord and Tenant to submit a dispute to arbitration is limited to disputes arising under Section 4.6 above.

5.    USE OF PREMISES.

      5.1 PERMITTED USE. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

      5.2 PROHIBITED USES. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; or (vi) live broadcasting activities such as radio and/or television stations . Tenant shall not allow occupancy density of the Premises greater than the highest density of any other office tenant of the Building. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project) including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.

6.    SERVICES AND UTILITIES.

      6.1 STANDARD TENANT SERVICES. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

            (a) Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning ("HVAC") when necessary for normal comfort for normal office use in the Premises during "Building Hours," as that term is defined, below. For purposes of this Lease, "BUILDING HOURS" shall be from 8:00 A.M. to 6:00 P.M. Monday through Friday, and on Saturdays from 9:00 A.M. to 1:00 P.M., except for the date of observation of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Landlord's discretion, other nationally recognized holidays which are observed by other Comparable Buildings (collectively, the "HOLIDAYS"). Notwithstanding the foregoing, Building Hours shall be from 8:00 A.M. to 7:00 P.M. Monday through Friday, and on Saturdays from 9:00 A.M. to 1:00 P.M., except for the date of observation of the HOLIDAYS, for so long as Landlord remains obligated to provide such extended hour of operation under the now existing lease for a third party tenant in the Building, which obligation Landlord expects to continue through April 2006.

            (b) Landlord shall provide adequate electrical wiring and facilities (including use of Tenant's pro rata share of existing risers and conduit required for access to electricity and for data and communications wiring) for connection to Tenant's lighting fixtures and normal office use equipment, typical densities, including copy machines and microwaves. Landlord shall, as a standard service, furnish to the Premises during Building Hours, electric current of not less than five (5) watts per square foot on an annualized connected load basis, and otherwise subject to Title 24 regulations. Tenant will design Tenant's electrical system serving any equipment producing nonlinear electrical loads to accommodate such nonlinear electrical loads, including, but not limited to, oversizing neutral conductors, derating transformers and/or providing power-line filters. Engineering plans shall include a calculation of Tenant's fully connected electrical design load with and without demand factors and shall indicate the number of watts of unmetered and submetered loads. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

            (c) Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas.

            (d) Landlord shall provide janitorial services to the Premises five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

            (e) Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, shall have one elevator available at all other times. Tenant shall have access to the

Building, Premises and Project parking facility 24 hours a day, seven days a week, subject to reasonable rules and regulations and security procedures from time-to-time established by Landlord.

            (f) Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

            (g) Landlord shall provide reasonable access control services for the Building seven (7) days per week, twenty-four (24) hours per day, in a manner consistent with other comparable first class office buildings in the vicinity of the Building. Notwithstanding the foregoing, Landlord shall in no case be liable for personal injury or property damage for any error with regard to the admission to or exclusion from the Building or Project of any person; subject to Landlord's indemnification obligations set forth in Article 10 below.

            (h) Landlord shall provide building security equipment, procedures and personnel for the Project which are consistent with those used in other comparable first class office buildings in the vicinity of the Building. Landlord does not warrant the effectiveness of said security equipment, procedures and personnel and Tenant shall have the right, at Tenant's expense, to provide additional security equipment or personnel in the Premises, provided that Landlord is given reasonable access to the Premises and that any such security system installed by Tenant complies with all applicable codes and shall not create any material security risk to the Building or materially adversely affect the rights of other tenants in the Project.

            (i) Tenant may install a supplemental or independent cooling system in the Premises ("ADDITIONAL HVAC EQUIPMENT") and may use, at Tenant's sole expense, the Building's chilled or condenser water and electricity for the Additional HVAC Equipment. Tenant's use of such utilities shall be separately metered using meters installed at Tenant's sole expense. The Additional HVAC Equipment and the utilization of chilled or condenser water and electricity shall comply with applicable insurance regulations and applicable laws, shall not cause permanent damage or injury to the Building, Building systems, Building structure or the Premises, shall not create a dangerous or hazardous condition nor interfere with or disturb other tenants in the Building, and shall be consistent with a first-class office building. The installation of Additional HVAC Equipment shall be subject to Landlord's prior approval pursuant to the terms of Exhibit B or Article 8 below, as applicable. Tenant shall be responsible for all costs related to the Additional HVAC Equipment and installation thereof, including without limitation, costs of any modification to the Base, Shell and Core, Building systems and Building structure and costs of subsequent maintenance in connection therewith.

      Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems. Landlord agrees that it will cause the Project, Building and Common Areas to be maintained in a manner consistent with a first class office building in the vicinity of the Project.

      6.2 OVERSTANDARD TENANT USE. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section
6.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant uses water, electricity, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, and, if such excess is used by Tenant on a regular basis, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption. Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, at the rates charged by the public utility company furnishing the same, including, if such excess is used by Tenant on a regular basis, the cost of such additional metering devices. Tenant's use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease,

Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time establish as appropriate, of Tenant's desired use in order to supply such utilities, and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant (which shall be treated as Additional Rent) as Landlord shall from time to time establish. The charge for after hours HVAC as of the date hereof is $65.00 per hour per zone on the floors of the Building.

      6.3   INTERRUPTION OF USE. Tenant agrees that, except as set forth in
Section 6.4 below, Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article
6. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that Tenant's use of the Premises is not materially adversely affected thereby.

      6.4 ABATEMENT FOR UNTENANTABILITY. If the Premises or any portion thereof are rendered untenantable and are not used by Tenant for a period of three (3) consecutive business days or any ten (10) days in any twelve (12) month period (the "ELIGIBILITY PERIOD") as a result of failure in the water, sewage, air conditioning, heating, ventilating, elevator or electrical systems of the Project, or as a result of any damage described in Article 11, or as a result of any taking by eminent domain described in Article 13, or because of the presence of Hazardous Materials (defined in Section 29.34 below) in, on or around the Building, the Premises or the Project, or as a result of any repair, maintenance or alteration performed by Landlord which interferes with Tenant's use of the Premises, Tenant's rent shall be reduced and abated after the expiration of the Eligibility Period for such time as the Premises or such portion thereof remain untenantable and are not used by Tenant, in the proportion that the rentable area of the portion of the Premises rendered untenantable and not used by Tenant bears to the total rentable area of the Premises. If the untenantability of the Premises described in this Section 6.4 is due to an event of damage described in Article 11, after three (3) consecutive days of such untenantability Tenant's rights to rent abatement hereunder shall relate back to the first day of such untenantability. Notwithstanding the foregoing, during any rent abatement under this Lease, Tenant shall pay Landlord Additional Rent for all services and utilities provided to and used by Tenant during the period of the rent abatement. However, if due to the causes referred to in the first sentence of this Section 6.4, any portion of the Premises is rendered untenantable for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence. If Tenant's right to abatement occurs during a free rent period which arises after the Lease Commencement Date, Tenant's free rent period shall be extended for the number of days that the abatement period overlapped the free rent period ("OVERLAP PERIOD"). Landlord shall have the right to extend the expiration date for a period of time equal to the Overlap Period if Landlord sends a notice to Tenant of such election within thirty (30) days following the end of the extended free rent period. If Tenant's right to abatement occurs because of damage to the Premises described in Article 11, Tenant's abatement period shall continue until Tenant has been given reasonably sufficient time, and reasonably sufficient access to the Premises, for the restoration of the Premises and installation of Tenant's property, furniture, fixtures and equipment and to move in. To the extent rental loss insurance carried by Landlord, the premiums for which are included in Direct Expenses, covers rent loss for any portion of the Eligibility Period, the Eligibility Period shall be reduced to the extent of such coverage.

7.    REPAIRS.

      Tenant shall, at Tenant's own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation
Article 8 hereof, but subject to the terms of Section 10.5 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, ten (10) days after delivery of written notice to Tenant, make such repairs and replacements, and Tenant shall pay Landlord the costs incurred therefore, thirty (30) days being billed for same. Notwithstanding the foregoing, Landlord shall be responsible for repairs to the Common Areas, exterior walls, foundation and roof of the Building, the structural portions of the floors of the Building, and the systems and equipment of the Building, except to the extent that such repairs are required due to the negligence or willful misconduct of Tenant; provided, however, that if such repairs are due to the negligence or willful misconduct of Tenant, Landlord shall nevertheless make such repairs at Tenant's expense, subject to the terms of Section 10.5 below. Landlord may, but shall not be required to, enter the Premises at all reasonable times after reasonable prior notice to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

8.    ADDITIONS AND ALTERATIONS.

      8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "ALTERATIONS") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which affects the structural portions or the systems or equipment of the Building, which is visible from the exterior of the Building or which may give rise to a governmentally required change to the "Base Building," as that term is defined in Section 8.2, below. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days notice to Landlord, but without Landlord's prior consent, to the extent that such Alterations are decorative only (i.e., installation of carpeting or painting of the Premises). The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

      8.2 MANNER OF CONSTRUCTION. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant and reasonably approved by Landlord, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, provided Landlord shall have notified Tenant at the time of Landlord's consent to the Alteration that such Alteration was subject to such removal requirement and that any Alterations designated for removal by Landlord shall be atypical for Comparable Buildings or generally unusable by typical office tenants. As long as the improvements installed in the Premises for Tenant's initial occupancy are typical for Comparable Buildings or generally usable by typical office tenants, no such improvements shall be required to be removed upon expiration or earlier termination of the Lease. If Alterations will involve the use of or disturb hazardous materials or substances existing in the Premises, Tenant shall comply with Landlord's rules and regulations concerning such hazardous materials or substances. Tenant shall construct all Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Los Angeles (if such permit is required), all in conformance with Landlord's construction rules and regulations. In the event Tenant performs any Alterations in the Premises after the Commencement Date which require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building. The "BASE BUILDING" shall include the structural portions of the Building, and the public restrooms and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the "as built" drawings (or a marked-up set of the final construction drawings) of the Alterations (to the extent plans or drawings are reasonably necessary in connection with the Alterations) as well as all permits, approvals and other documents, if any, issued by any governmental agency in connection with the Alterations.

      8.3 PAYMENT FOR IMPROVEMENTS. If payment is made directly to contractors, Tenant shall comply with Landlord's requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such work.

      8.4 CONSTRUCTION INSURANCE. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, with respect to any Alterations that will cost in excess of $40,000, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

      8.5 LANDLORD'S PROPERTY. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. Furthermore, Landlord may, by written notice to Tenant, require Tenant, at Tenant's expense, to remove any Alterations in the Premises, but only as set forth in Section 8.2 above, and to repair any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of such Alterations in the Premises, and returns the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

9.    COVENANT AGAINST LIENS.

      Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within five (5) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.

10.   INSURANCE.

      10.1 INDEMNIFICATION AND WAIVER. Tenant hereby assumes all risk of damage to property or injury to Tenant's property or injury to Tenant, its shareholders, partners, subpartners, members, and their respective officers, agents, servants, employees and independent contractors (collectively, "TENANT PARTIES") in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, subject to Landlord's indemnity obligations set forth in this Section 10.1 below. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, any negligence or willful misconduct of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the extent of the negligence or willful misconduct of Landlord. Further, Tenant's agreement to indemnify Landlord pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to Tenant's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. Notwithstanding the provisions of this Section 10.1 to the contrary, but subject to the limitation on Landlord's liability set forth in
Section 29.13, Landlord shall indemnify, protect, defend and hold harmless the Tenant Parties from and against any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) with respect to or arising out of any injury to persons or damage to property located on the Premises or within the Project (including, without limitation, the Premises, Tenant's property, any reasonable insurance deductible applicable thereto (subject to Section 10.5) and Tenant's personnel) (but not for injury to, or interference with, Tenant's or any Tenant Parties' business or for consequential damages), to the extent such damage or injury arises or results from (i) the negligence or willful misconduct of Landlord, its agents or employees (acting within the scope of their relationship with Landlord), and/or
(ii) the default by Landlord of any obligations on Landlord's part to be performed under the terms of this Lease. Landlord's agreement to indemnify Tenant pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord pursuant to the provisions of this Lease, to the extent such policies cover the matters subject to Landlord's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

      10.2 TENANT'S COMPLIANCE WITH LANDLORD'S FIRE AND CASUALTY INSURANCE. Tenant shall, at Tenant's expense, comply with all reasonable insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

      10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts.

            (a) Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in
Section 10.1 of this Lease, for limits of liability not less than:

      Bodily Injury and                      $3,000,000 each occurrence
      Property Damage Liability              $3,000,000 annual aggregate
               Personal Injury Liability
                                             $3,000,000 each occurrence
                                             $3,000,000 annual aggregate
                                             0% Insured's participation

            (b) Physical Damage Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Tenant Improvements," as that term is defined in Section 2 of EXHIBIT B, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "ORIGINAL IMPROVEMENTS"), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

            (c) Worker's Compensation and Employer's Liability or other similar insurance pursuant to all applicable state and local statutes and regulations.

      10.4 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party the Landlord so specifies, as an additional insured, including Landlord's managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under
Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California;
(iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and prior to the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, upon at least ten (10) days prior notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

      10.5 SUBROGATION. Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. Notwithstanding anything to the contrary in this Lease, the parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

      10.6 ADDITIONAL INSURANCE OBLIGATIONS. If commercially reasonable and available, Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord and generally required by Landlord of the other tenants in the Project, but in no event in excess of the amounts and types of insurance then being required by landlords of other Comparable Buildings.

      10.7 LANDLORD'S INSURANCE. Landlord shall maintain during the Lease Term a policy or policies of insurance insuring the Building against loss or damage due to fire and other casualties covered within the classification of "all risk" or "special form" coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage on building, as well as Commercial General Liability Insurance insuring against such risks as are customarily insured against by other landlords operating Comparable Buildings. Such coverage shall be in such amounts and with such deductibles or self-insured retention amounts as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Project or any ground or underlying lessors of the Project, or any portion thereof.

11.   DAMAGE AND DESTRUCTION.

      11.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, which are consistent with the character of the Project, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the "LANDLORD REPAIR NOTICE") to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance with respect improvements (but not personal property) in the Premises required under
Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord as and when required for the repair of the damage; provided further that Tenant shall have the right to require that the improvements to the Premises be reconstructed to a lesser standard condition (but not less than a Project standard condition). In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition (or, if Tenant's insurance proceeds are not sufficient to complete such restoration, to at least a Project standard condition). Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and the selection of the contractors to perform such improvement work shall be subject to Landlord's prior approval. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, Tenant shall be entitled to abatement of rent in connection with damage to Premises, Building or Project in accordance with Section 6.4 above. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

      11.2  LANDLORD'S OPTION TO REPAIR. Notwithstanding the terms of Section
11.1 of this Lease, in the event of any material damage to the Premises, Building or Project, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant sixty
(60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within one hundred eighty (180) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) more than Five Million Dollars ($5,000,000) of the cost to repair the damage is not covered by Landlord's insurance policies for reasons other than Landlord's failure to insure as required under this Lease; or (iv) the damage occurs during the last twelve (12) months of the Lease Term; or (v) any owner of any other portion of the Project, other than Landlord, does not intend to repair the damage to such portion of the Project; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within one hundred eighty (180) days after being commenced, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. In addition, if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within fifty percent (50%) of the remaining portion of the Term at the time of the damage, Tenant may elect, no earlier than thirty (30) days after the date of the damage and not later than sixty (60) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant.

      11.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

12.   NONWAIVER.

      No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

13.   CONDEMNATION.

      If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of any taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, for moving expenses and for damages relating to business interruption and/or loss of goodwill, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises.

14.   ASSIGNMENT AND SUBLETTING.

      14.1 TRANSFERS. Subject to the terms of Section 14.7 below, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed in accordance with the terms hereof, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees, guests, invitees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord's standard Transfer documents in connection with the documentation of such Transfer, (iv) current financial statements of the proposed Transferee and any other information reasonably required by Landlord necessary to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, the nature of such Transferee's business and proposed use of the Subject Space, and (v) an executed estoppel certificate from Tenant in the form attached hereto as EXHIBIT E. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, may be treated as a default by Tenant pursuant to the applicable provisions of
Article 19 below. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, within thirty (30) days after written request by Landlord, in an amount not to exceed $1,000 in the aggregate, for a Transfer in the ordinary course of business and for which Tenant and the Transferee execute and deliver Landlord's form of consent to transfer in the form attached hereto as EXHIBIT G.

      14.2 LANDLORD'S CONSENT. Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

            (a) The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

            (b) The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

            (c) The Transferee is either a governmental agency or instrumentality thereof;

            (d) The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

            (e) The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

            (f) The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant that is specifically not permitted to be transferred (Tenant may retain the right to exercise the same for the benefit of the Transferee); or

            (g) Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent and Landlord has space available for the proposed Transferee or such proposed Transferee has an unexpired option to expand in the Project, or (ii) is negotiating with Landlord or has negotiated with Landlord (as evidenced by at least a written proposal and a written response thereto) during the four (4) month period immediately preceding the date Landlord receives the Transfer Notice, to lease space in the Project and Landlord has space available for the proposed Transferee.

      If Landlord consents to any Transfer pursuant to the terms of this Section
14.2 (and does not exercise any recapture rights Landlord may have under Section
14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice
(i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant's business including, without limitation, loss of profits, however occurring) or declaratory judgment and an injunction for the relief sought, and Tenant hereby waives any right at law or equity to terminate this Lease in connection therewith, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed

Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent.

      14.3 TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent reasonably provided to the Transferee, (iii) the Base Rent and Additional Rent for Direct Expenses paid by Tenant with respect to the Subject Space during the period such space is vacant, not used for any purpose by Tenant and not subject to any Transfer, provided no such "vacancy cost" occurring prior to Tenant's notice to Landlord of Tenant's intent to Transfer such space shall be recognized, (iv) any brokerage commissions in connection with the Transfer, (v) reasonable legal fees incurred in connection with the Transfer, and (vi) other reasonable out-of-pocket costs incurred by Tenant in connection with the Transfer (collectively, the "TRANSFER COSTS"). "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. Tenant shall be required to pay Landlord its portion of any Transfer Premium on a monthly basis when received by Tenant, provided that Tenant shall be entitled to recover all of its Transfer Costs prior to owing to Landlord any Transfer Premium pursuant to the terms of this Section 14.3.

      14.4  LANDLORD'S OPTION AS TO SUBJECT SPACE.

            (a) Subject to Paragraph 14.4(b) below, notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option (the "RECAPTURE OPTION"), by giving written notice to Tenant within twenty (20) days after receipt of any Transfer Notice in which Tenant proposes to sublease or assign at least 8,000 rentable square feet, to recapture the Subject Space for the term of the proposed Transfer set forth in the Transfer Notice. In the event of any such recapture of the Subject Space with respect to less than the entire Premises, Landlord shall be responsible for any separate demising of the Subject Space from the remainder of the Premises, including any necessary balancing of the HVAC systems and separation of electrical circuits serving both the Subject Space and the remainder of the Premises. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space for the term of the proposed Transfer set forth in the Transfer Notice as of the effective date of the proposed Transfer.

            (b) Tenant shall have the right to give Landlord a notice (the "EARLY TRANSFER NOTICE") including (i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days after the date of delivery of the Early Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "EARLY TRANSFER SUBJECT SPACE"), and (iii) and the term for which Tenant proposes to Transfer such Early Transfer Subject Space. Landlord shall have the option (the "EARLY OPTION"), if such Transfer relates to at least 8,000 rentable square feet, by giving written notice to Tenant within ten (10) days after receipt of any Early Transfer Notice, to recapture the Early Transfer Subject Space for the term of the proposed Transfer set forth in the Early Transfer Notice. Such recapture notice shall cancel and terminate this Lease with respect to the Early Transfer Subject Space for the term of the proposed Transfer set forth in the Early Transfer Notice as of the effective date of the proposed Transfer. If the Early Option is exercised with respect to less than the entire Premises, Landlord shall be responsible for any separate demising of the Subject Space from the remainder of the Premises, including any necessary balancing of the HVAC systems and separation of electrical circuits serving both the Early Transfer Subject Space and the remainder of the Premises. In the event the Subject Space has been identified as the Early Transfer Subject Space in an Early Transfer Notice, and Landlord does not exercise its Early Option with respect to such space as set forth in this Paragraph 14.4(b), then Landlord shall not have its Recapture Option set forth in Paragraph 14.4(a) above for a period of 180 days following Landlord's receipt of the applicable Early Transfer Notice with respect to any Transfer which is entered into for such Early Transfer Space during said 180 day period.

Tenant, nonetheless, still be obligated to give a Transfer Notice for its intended Transfer of such Subject Space, and Landlord retains all of its rights with respect to approval of any such Transfer and its other rights under this
Article 14 (excluding the Recapture Option).

            (c)   In the event of a recapture by Landlord pursuant to this
Section 14.4, if this Lease shall be canceled with respect to less than the entire Premises, the Rent and Security Deposit reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.

      14.5 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord's costs of such audit.

      14.6 ADDITIONAL TRANSFERS. Subject to the provisions of Section 14.7 below, for purposes of this Lease, the term "TRANSFER" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period.

      14.7  NON-TRANSFERS.

            (a)   Notwithstanding anything to the contrary contained in this
Article 14, none of the following shall be deemed a Transfer under this Article 14 and no Transfer Premium shall be payable in connection therewith: (i) an assignment or subletting of all or a portion of the Premises to a purchaser of all or substantially all of the assets of Tenant; (ii) a transfer to an entity, by operation of law or otherwise, in connection with the merger, consolidation or other reorganization of Tenant or an Affiliate (as hereinafter defined), provided such entity has assets and a net worth at least substantially the same value as the assets and net worth of Tenant immediately prior to such transfer;
(iii) a transfer to an Affiliate (as hereinafter defined), or (iv) any change in ownership of Tenant described in Section 14.6 above if, after such change in ownership, the assets and net worth of Tenant are at least substantially the same value as the assets and net worth of Tenant immediately prior to such change in ownership. In addition, sale or transfer of stock of Tenant, Tenant's parent, or such parent's parent, through any public exchange shall not be deemed a Transfer, and redemption or issuance of additional stock of any class, unless used as a subterfuge to avoid the restrictions on Transfer set forth herein, shall not be deemed a Transfer. With reasonable promptness, and in any event within fifteen (15) days after request by Landlord, Tenant shall notify Landlord of any such assignment, sublease, action, or use which qualifies as such "NON-TRANSFER" under this Section 14.7 and shall provide such information reasonably necessary to substantiate the same. "AFFILIATE," as used in this
Section 14.7, shall mean an entity which is controlled by Tenant, or is under common control with Tenant "CONTROL," as used in this Section 14.7, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

            (b)   Notwithstanding anything to the contrary contained in this
Article 14, Tenant shall have the right, after notice in accordance with Section 14.1, to permit other Persons (collectively, the "OTHER OCCUPANTS") to occupy up to one thousand five hundred (1,500) rentable square feet of the Premises during the Term and any extensions thereof on the following conditions:

                  (1) Such Other Occupant or the agreement permitting such occupancy does not violate any of the enumerated conditions set forth in Paragraphs 14.2(a) through 14.2(g) above;

                  (2) No demising wall shall separate the space occupied by Other Occupants from the space occupied by Tenant; and

                  (3) The aggregate number of Other Occupants occupying the space within the Premises shall never exceed three (3) at any given time.

Landlord agrees that such occupancy of the Premises by Other Occupants shall not constitute a Transfer. Consequently, such occupancy by Other Occupants shall not require Landlord's consent nor entitle Landlord to any Transfer Premium.

      14.8 OCCURRENCE OF DEFAULT. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to:
(i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

15.  SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES.

      15.1 SURRENDER OF PREMISES. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

      15.2 REMOVAL OF TENANT PROPERTY BY TENANT. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

16.   HOLDING OVER.

      If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) (the "HOLDOVER PERCENTAGE") of the Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom; provided, however, that Landlord shall not be entitled to any damages incurred by Landlord due to the loss of a prospective third-party tenant or delay in delivering the Premises or any portion thereof to a prospective third-party tenant resulting from Tenant's holdover, unless (a) the lease to the prospective third-party tenant has been fully executed, and (b) Landlord has given notice to Tenant of the occurrence of such executed lease and the date Landlord, pursuant to such lease, intends to deliver the Premises or any portion thereof to the prospective third-party tenant at least thirty (30) days prior to such date.. Notwithstanding anything to the contrary set forth hereinabove, the Holdover Percentage, with respect to the first ninety (90) days after the expiration of the Lease Term or earlier termination thereof, shall equal one hundred twenty-five percent (125%).

17.   ESTOPPEL CERTIFICATES.

      Within twenty (20) days following a request in writing by Landlord given to the notice addressees set forth in Section 10 of the Summary, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Within twenty (20) days following request by Tenant, Landlord shall execute, acknowledge and deliver to the Tenant a statement in writing, certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified and stating such modifications), (b) the dates to which the Base Rent, Additional Rent and other charges have been paid in advance, if any, and (c) whether or not to the knowledge of Landlord, Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Landlord may have knowledge.

18.   SUBORDINATION.

      This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within five (5) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. Tenant shall, within ten (10) business days of request by Landlord from time to time, (i) execute a Nondisturbance and Attornment Agreement in the form of Exhibit F hereto in favor of any mortgagee of the Building or Project, and
(ii) execute any other form of nondisturbance and attornment agreement (or subordination, nondisturbance and attornment agreement, or subordination of the applicable mortgagee's lien) reasonably required by any mortgagee of the Building or Project ("LENDER") which provides comparable nondisturbance protection to Tenant in the event of a foreclosure. Notwithstanding anything to the contrary contained herein, Landlord agrees to expend commercially reasonable efforts to obtain for Tenant, as soon as reasonably possible and, in any case, within thirty (30) days of the execution and delivery of this Lease by Landlord and Tenant, a subordination, non-disturbance and attornment agreement from each Lender holding a deed of trust currently encumbering the Project in the form attached hereto as EXHIBIT F which may be recorded at Tenant's expense, and with respect to any mortgage, trust deed or ground lease hereafter executed affecting the Project and/or the Premises, this Lease shall be subordinated thereto only if the holder thereof enters into a subordination, non-disturbance and attornment agreement substantially in the form of EXHIBIT F hereto or any other form of nondisturbance and attornment agreement (or subordination, nondisturbance and attornment agreement, or subordination of the applicable mortgagee's lien) reasonably required by any Lender which provides comparable nondisturbance protection to Tenant in the event of a foreclosure.

19.   DEFAULTS; REMEDIES.

      19.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

            (a) Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) days after Tenant's receipt of written notice thereof; provided, however, the such notice shall be in addition to and not in lieu of any notice required under Section 1161 of the California Code of Civil Procedure; or

            (b) Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1(b), any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant (such notice shall be in addition to and not in lieu of any notice required under Section 1161 of the California Code of Civil Procedure); provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or

            (c) To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty
(30) days; or

            (d) The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than two (2) business days after notice from Landlord; provided, however, if the nature of the failure of performance under Article 5 does not (i) materially and adversely affect systems of the Building or the Building structure, (ii) materially and adversely affect access to or safety of any Premises in the Building, or (iii) materially and adversely affect the quiet enjoyment of any other tenant in the Project, then, if such default cannot reasonably be cured within such two (2) business day period, Landlord shall not be entitled to exercise its remedies under Section 19.2 if within such two (2) business day period Tenant shall commence such cure and thereafter diligently prosecute the same to completion within ten (10) days, provided that Tenant shall otherwise be liable to Landlord for such non-performance; or

            (e) Any failure by Tenant to provide Landlord with a renewed LC (defined in Article 22 below) or a substitute LC in form reasonably acceptable to Landlord at least thirty (30) days prior to the expiration of the then existing LC.

      19.2 REMEDIES UPON DEFAULT. Upon the occurrence of a default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

            (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                  (1) The worth at the time of any unpaid rent which has been earned at the time of such termination; plus

                  (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (4) Any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                  (5) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

      The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2(a)(1) and (2), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2(a)(3) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            (b) Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

            (c) Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2(a) and 19.2(b), above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

      19.3 SUBLEASES OF TENANT. If Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. If Landlord elects to terminate this Lease on account of any default by Tenant and Landlord elects to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall have no further right to or interest in the rent or other consideration receivable thereunder.

      19.4 FORM OF PAYMENT AFTER DEFAULT. Following the occurrence of a default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

      19.5 EFFORTS TO RELET. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

      19.6 WAIVER OF CONSEQUENTIAL DAMAGES. Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor Tenant shall be liable under any circumstances for, and each hereby releases the other from all liability for, consequential damages and injury or damage to, or interference with, the other party's business, including, but not limited to, loss of title to the Premises or any portion thereof, loss of profits, loss of business opportunity, loss of goodwill or loss of use, in each case however occurring, other than those consequential damages incurred by Landlord in connection with a holdover in the Premises by Tenant after the expiration or earlier termination of this Lease or incurred by Landlord in connection with failure by Tenant to provide an estoppel certificate as required under the provisions of this Lease.

20.   COVENANT OF QUIET ENJOYMENT.

      Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

21.   SECURITY DEPOSIT.

      Concurrent with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "SECURITY DEPOSIT") in the amount set forth in Section 8 of the Summary, as security for the faithful performance by Tenant of all of its obligations under this Lease. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Tenant, but shall not be required to apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default and Tenant shall, upon demand therefor, restore the Security Deposit to its original amount. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within thirty (30) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any successor statute.

22.   CREDIT.

      22.1 LETTER OF CREDIT. Concurrent with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord an unconditional, irrevocable letter of credit ("LC") in the original amount of Two Hundred Forty-Three Thousand Eight Hundred Forty-Eight and 66/100 Dollars ($243,848.66) (the "LC STATED AMOUNT"). The LC shall be issued by US Bank or a national money center bank reasonably acceptable to Landlord, and shall be in the form attached hereto as EXHIBIT H. Tenant shall pay all expenses, points and/or fees incurred in obtaining and renewing the LC. The LC shall be effective from the date of delivery thereof through the date which is one hundred (100) days after the expiration of the Lease Term (the "LC EXPIRATION DATE"). The LC may be re-issued, renewed or replaced for annual periods, provided that the LC Stated Amount is not reduced except as expressly provided below. Each reissue, renewal or replacement LC shall be in the form attached hereto as EXHIBIT H and shall be subject to Landlord's prior written approval. The LC Stated Amount shall be reduced on each anniversary of the Rent Commencement Date (herein, each a "REDUCTION DATE"), subject to the provisions of Paragraphs (a) and (b) immediately below, in accordance with the following schedule (the "REDUCTION SCHEDULE"):

  Anniversary of the
Rent Commencement Date    LC Stated Amount
----------------------    ----------------
         First               $195,078.93
        Second               $146,309.20
         Third               $ 97,539.47
        Fourth               $ 48,769.74
         Fifth               $      0.00

      22.2 NO REDUCTION IF DEFAULT. Notwithstanding any contrary provision hereof, if Tenant is in default under this Lease after notice and lapse of any applicable cure period (herein, an "EVENT OF DEFAULT") on a Reduction Date, or if an Event of Default would exist and be continuing on a Reduction Date but Landlord is barred by applicable law from sending a notice of default to Tenant with respect thereto, or if Tenant is in default under this Lease and Tenant has received notice thereof as required by this Lease, but failed to cure such default within the time period permitted under this Lease or such lesser time as may remain before a Reduction Date, then the LC Stated Amount shall not be reduced on such Reduction Date (but shall be reduced upon the curing of such default, subject, however, to Landlord's draw on the LC as permitted hereunder in connection with an Event of Default).

      22.3 FAILURE TO REISSUE, RENEW OR REPLACE. If the bank that issues the LC fails to extend the expiration date thereof through the LC Expiration Date, and/or if Landlord receives a notice of non-renewal from such bank (as described in the LC), then Tenant shall provide Landlord with a substitute LC. If Tenant fails to provide Landlord with a substitute LC in a form reasonably acceptable to Landlord at least thirty (30) days prior to the expiration of the then existing LC, then (i) such failure shall be deemed an Event of Default hereunder, and (ii)

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

Landlord shall be entitled to draw down the full amount of the LC then available and apply, use and retain the proceeds thereof in accordance with Section 22.3.

      22.4 APPLICATION OF LC AND LC ACCOUNT. Any amount of the LC which is drawn upon by Landlord, but not used or applied by Landlord shall be held by Landlord in an account (the "LC ACCOUNT") as security for the full and faithful performance of each of the terms hereof by Tenant, subject to use and application as set forth below. If an Event of Default shall occur and be continuing with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, or an Event of Default would exist under the Lease but Landlord is barred by applicable law from sending a notice of default to Tenant with respect thereto, or in the event the LC is not renewed or reissued at least thirty (30) days prior to the expiration of the then existing LC, Landlord may, but shall not be required to, draw upon all or any part of the LC and/or LC Account or use, retain or apply all or any part of the proceeds thereof for the payment of any rent or any other sum in default, to repair damages caused by Tenant, to clean the Premises, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation the amounts to which Landlord may become entitled pursuant to
Section 19.2 above (whether or not such amounts have been awarded) and any other loss, liability, expense and damages that may accrue upon Tenant's default or the act or omission of Tenant or any officer, employee, agent or invitee of Tenant, and costs and attorneys' fees incurred by Landlord to recover possession of the Premises upon a default by Tenant hereunder. The use, application, retention or draw of the LC and/or LC Account, or any portion thereof, by Landlord shall not (i) constitute the cure of any default by Tenant or the waiver of such default, (ii) prevent Landlord from exercising any other remedies provided for under this Lease or by law, it being intended that Landlord shall not first be required to proceed against the LC and/or LC Account, or (iii) operate as a limitation on the amount of any recovery to which Landlord may otherwise be entitled. If any portion of the LC and/or LC Account is so drawn upon, or any part of the proceeds thereof is used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount equal to the draw upon the LC and/or the amount of the LC Account that was used or applied (so that the combined amount of the remaining sums available to be drawn upon the LC and the LC Account balance equals the LC Stated Amount), and Tenant's failure to do so shall be an Event of Default under this Lease. The LC Account may be commingled with other funds of Landlord, shall be held in Landlord's name, and Tenant shall not be entitled to any interest or earnings thereon. Notwithstanding any contrary provision herein, in the event that the total amount of the LC outstanding plus any amount remaining in the LC Account exceeds the LC Stated Amount ("EXCESS SECURITY"), then Landlord shall return the amount of the Excess Security to Tenant upon Tenant's request to the extent that such amount is available in the LC Account.

      22.5 WAIVER. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all similar or successor provisions of law, now or hereafter in force, and Landlord and Tenant hereby acknowledge that their entire agreement with respect to the LC and the LC Account is set forth herein.

      22.6 EXPIRATION OF LC. Unless an Event of Default has occurred and is continuing under this Lease or an Event of Default would exist under the Lease but Landlord is barred by applicable law from sending a notice of default to Tenant with respect thereto, within sixty (60) days following the LC Expiration Date, Landlord shall return any LC previously delivered by Tenant and any balance remaining in the LC Account after use and application in accordance with this Article 22, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder), and Tenant shall have no further obligation to provide the LC.

      22.7 LANDLORD'S TRANSFER. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Building or Project and in this Lease, and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the LC and/or the LC Account to the transferee or mortgagee. Upon such transfer or assignment of the LC and/or LC Account, Landlord shall be deemed released by Tenant from all liability or obligation for the return of the LC and LC Account, as applicable, and Tenant shall look solely to such transferee or mortgagee for the return thereof. If Landlord transfers or assigns the LC and Tenant fails to cause the bank that issued the LC to accept such transfer or assignment, such failure shall be an Event of Default hereunder.

      22.8 BANK OBLIGATION. Tenant acknowledges and agrees that the LC is a separate and independent obligation of the issuing bank to Landlord and that Tenant is not a third party beneficiary of such obligation, and that

Landlord's right to draw upon the LC for the full amount due and owing thereunder shall not be, in any way, restricted, impaired, altered or limited by virtue of any provision of the United States Bankruptcy Code, including without limitation, Section 502(b)(6) thereof.

23.   SIGNS.

      23.1 FULL FLOORS. Subject to Landlord's prior written approval, in its discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

      23.2 MULTI-TENANT FLOORS. If other tenants occupy space on the floor on which the Premises is located, Tenant's identifying signage shall be provided by Landlord, at Tenant's cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program.

      23.3 PROHIBITED SIGNAGE AND OTHER ITEMS. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

      23.4 BUILDING DIRECTORY. At Tenant's expense, Tenant shall be provided sixteen (16) lines to display Tenant's name and location in the Building and the names of Tenant's principal employees and subtenants.

24.   COMPLIANCE WITH LAW.

      Landlord represents to Tenant that Landlord has received a certificate of occupancy or equivalent approval for the Building, and that to the best knowledge of Landlord the Building is and as of the Lease Commencement Date will be in compliance with all Applicable Laws existing, effective and enforced with respect to the Project as of the date hereof and as of the Lease Commencement Date. Tenant shall not in the conduct of its business or in its use of the Premises do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now or hereafter in effect, including, without limitation, the Americans with Disability Act of 1990 and local enactments thereof and promulgations thereunder ("APPLICABLE LAWS"). At its sole cost and expense, Tenant shall promptly comply with all requirements of Applicable Laws affecting the Premises, including, without limitation, making required changes to the Premises, the access thereto and common area restrooms therefor, systems serving the Premises, and other areas of the Project (other than making structural changes or changes to the Base Shell and Core, as defined in the Tenant Work Letter attached hereto as EXHIBIT B) (i) required due to the use and occupancy of the Premises for other than typical office uses, including those uses set forth in Article 5 above, or (ii) required due to repair, improvement or alteration of the Premises, including any Alterations described in Article 8, but excluding the construction and installation of the initial Tenant Improvements by or for Tenant pursuant to the Tenant Work Letter. Landlord shall deliver the Premises to Tenant in compliance with all Applicable Laws. Subject to Article 4, Landlord shall be responsible for compliance with Applicable Laws with respect to areas of the Project not within the Premises where such compliance measures are required due to another tenant's use, occupancy, repair, improvement or alteration of its premises, or where such compliance is not made the responsibility of Tenant as set forth above.

25.   LATE CHARGES.

      If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after Tenant's receipt of written notice from Landlord that said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) the annual "Bank Prime Loan" rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus three (3) percentage points, and (ii) the highest rate permitted by applicable law.

26.   LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT.

      26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1(b), above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

      26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

27.   ENTRY BY LANDLORD.

      Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to
(i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees, or to current or prospective mortgagees, ground or underlying lessors or insurers, or during the last twelve (12) months of the Lease Term, to prospective tenants; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Subject to Section 6.4, Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby; provided that the foregoing shall not modify Landlord's indemnity obligations set forth in Section 10.1 above. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

28.   TENANT PARKING.

      28.1 TENANT PARKING. Tenant hereby agrees to license from Landlord, commencing on the Lease Commencement Date, the amount of parking passes set forth in Section 9 of the Summary, on a monthly basis throughout the Lease Term, which parking passes shall pertain to the Project parking facility. Commencing on the earlier of the date on which Tenant first occupies the Premises for the conduct of business and the Lease Commencement Date, Tenant shall pay to Landlord for automobile parking passes on a monthly basis on the first day of each month (after Base Rent commences, with Tenant's monthly payment of Base
Rent) the prevailing rate charged from time to time at the location of such parking passes. (Rates per pass for parking as of the date hereof are $110.00 for unreserved parking and $175.00 for reserved parking.) In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the licensing of such parking passes to Tenant or the use of the parking facility by Tenant. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations and Tenant not being in default under this Lease. At its election, Tenant may convert up to two (2) of its parking passes into parking passes for reserved spaces upon at least ten (10) days prior notice to Landlord. Landlord reserves the right to convert any such reserved parking passes to valet assist parking passes at any time during the Term of this Lease, provided that the cost to Tenant for such passes shall not be increased on account of such conversion by Landlord. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The parking passes licensed to Tenant pursuant to this Article 28 shall be provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

      28.2 VISITOR PARKING; VALIDATIONS. The Project parking facility shall be operated to provide parking for visitors to the Project at prevailing market rates, and the amount of such visitor parking shall not be less than that required by applicable codes, rules or regulations or governmental authorities having jurisdiction. Tenant shall have the right to validation parking in the Building Parking Area upon terms and conditions and subject to reasonable rules and regulations established from time to time by Landlord or Landlord's parking operator. If Tenant purchases in any particular month Six Hundred Dollars ($600) worth of parking validation stamps, Tenant shall be entitled to purchase additional validation stamps, which may be used only in such month, at seventy-five percent (75%) of the then prevailing rate for such validation stamps charged by Landlord.

      28.3 AFTER HOURS PASSES. In addition to the passes set forth in Section 28.1, Tenant is hereby granted the right to a license from Landlord without charge, commencing on the earlier of the date on which Tenant first occupies the Premises for the conduct of business and the Lease Commencement Date, for up to ten (10) parking passes on a monthly basis throughout the Lease Term, which parking passes shall be for parking in the Project parking facility only during the hours of 5:00 pm to 6:00 am Monday through Friday and At all hours on weekends (herein, the "AFTER HOURS PASSES"). Any such use of any After Hours Pass outside of said hours shall be subject to charge therefor at the Project's transient parking rates. For each of the After Hours Passes Tenant shall pay to Landlord $27.50 per month, at the same time and in the same manner Tenant is required to pay for its other parking passes hereunder.

29.   MISCELLANEOUS PROVISIONS.

      29.1 TERMS; CAPTIONS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

      29.2 BINDING EFFECT. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

      29.3 NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

      29.4 ANTENNA. Tenant shall be permitted to install on the roof of the Building a satellite dish or antennae and related equipment (the "ANTENNA") pursuant to the terms of a license agreement to be entered into between Landlord and Tenant. Tenant shall be responsible for all costs of installation, repair, maintenance and operation of the Antenna.

      29.5 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease first accruing after the date of such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

      29.6 PROHIBITION AGAINST RECORDING. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

      29.7 LANDLORD'S TITLE. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

      29.8 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

      29.9 APPLICATION OF PAYMENTS. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

      29.10 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

      29.11 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

      29.12 NO WARRANTY. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

      29.13 LANDLORD EXCULPATION. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to the interest of Landlord in the Building and other assets of Landlord relating directly to the Project (such as operating account, insurance and sales proceeds and condemnation awards). Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

      29.14 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

      29.15 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

      29.16 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except as to Tenant's obligations under Articles 5 and 24 of this Lease (collectively, a "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

      29.17 WAIVER OF REDEMPTION BY TENANT. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

      29.18 NOTICES. All notices, demands, statements, designations, approvals or other communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be
(A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("MAIL"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail or a nationally recognized overnight courier, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address as set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. The effective date of any Notice shall be the date of delivery or the date delivery is first refused, provided, however, that for delivery by telecopy, any delivery after 4:00 p.m. on a business day shall be the next business day. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

         Wilshire Courtyard L.L.C.
         5750 Wilshire Boulevard
         Los Angeles, California  90036
         Attention:  Building Manager

         and

         Gilchrist & Rutter Professional Corporation
         1299 Ocean Avenue, Suite 900
         Santa Monica, California 90401
         Attention:  Jonathan S. Gross, Esq.

      29.19 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

      29.20 AUTHORITY. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant's state of incorporation and (ii) qualification to do business in California.

      29.21 ATTORNEYS' FEES. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

      29.22 GOVERNING LAW; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA,
(II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

      29.23 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

      29.24 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. Landlord covenants and agrees to pay all real estate commissions due in connection with this Lease to Brokers in accordance with the commission agreement executed by Landlord.

      29.25 INDEPENDENT COVENANTS. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

      29.26 PROJECT OR BUILDING NAME AND SIGNAGE. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

      29.27 COUNTERPARTS. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

      29.28 CONFIDENTIALITY. Landlord and Tenant acknowledge that the content of this Lease and any related documents are confidential information. Landlord and Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than their respective financial, legal, and space planning consultants and their respective lenders, investors, partners, managers, brokers, members, officers and directors.

      29.29 TRANSPORTATION MANAGEMENT. Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

      29.30 BUILDING RENOVATIONS. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the "RENOVATIONS") the Project, the Building and/or the Premises including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Building common areas and tenant spaces, (ii) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (iii) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Provided Tenant is afforded reasonable access to the Premises, Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor, except as otherwise provided herein, entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions; provided that the foregoing shall not modify Landlord's indemnity obligations set forth in Section 10.1 above.

      29.31 NO VIOLATION. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

      29.32 COMMUNICATIONS AND COMPUTER LINES. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "LINES") at the Project in or serving the Premises, provided that (i) Tenant shall obtain Landlord's prior written consent (which shall not be unreasonably withheld), use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) reasonable riser capacity shall be maintained for existing and future occupants of the Project, as determined in Landlord's reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.

      29.33 DEVELOPMENT OF THE PROJECT.

            (a) SUBDIVISION. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

            (b) THE OTHER IMPROVEMENTS. If portions of the Project or property adjacent to the Project (collectively, the "OTHER IMPROVEMENTS") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

            (c) CONSTRUCTION OF PROJECT AND OTHER IMPROVEMENTS. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

      29.34 HAZARDOUS MATERIALS. Landlord represents and warrants to Tenant that to the best of Landlord's knowledge, the Project and all improvements therein have been and will be constructed without the use of asbestos or any other Hazardous Materials (as defined below) known to be hazardous at the time of its installation, and, to the best of Landlord's knowledge, no Hazardous Materials currently affect the Project in a materially adverse manner.

Landlord and Tenant will not, at any time, use or authorize the use of any portion of the Premises, the Building, parking facilities, or the Project to be used in violation of any applicable laws relating to environmental conditions on, under or about the Project, including but not limited to asbestos, soil and ground water conditions and Hazardous Materials. Neither Landlord nor Tenant shall at any time use, generate, store or dispose of on, under or about the Building or transport to or from the same any Hazardous Materials or permit or allow any third party to do so, without compliance with all applicable laws. Landlord and Tenant shall defend, indemnify and hold the other harmless from and against any and all losses, damages, costs (including reasonable attorneys' fees), liabilities and claims arising from their respective failure to perform in accordance with the foregoing. Any costs or expenses incurred with respect to Hazardous Materials at the Project in violation of Landlord's representation and warranty in this Section 29.34 shall not be included in Operating Expenses. For purposes of this Section 29.34, the term "to the best of Landlord's knowledge" means the present, actual knowledge of persons directly employed by Landlord or any of its affiliates. As used herein, the term "HAZARDOUS MATERIALS" means any hazardous or toxic substance which is listed or defined as a "hazardous waste," "restricted hazardous waste," or "hazardous substance" under any municipal, state or federal law, code or other regulation, or which would require removal, treatment or remedial action pursuant to standards established by the California Department of Health Services. This Section 29.34 shall not be construed to limit the provisions of Article 5 nor to permit use or storage of Hazardous Materials at the Project other than in immaterial quantities necessary to the uses permitted under Article 5 and which do not require any permit or variance from governmental authority having jurisdiction.

                    [signatures appear on the following page]

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                            "Landlord":

                                            WILSHIRE COURTYARD L.L.C.,
                                            a Delaware limited liability company

                                            By: /s/ Edward W. Cook
                                                --------------------------
                                            Name: Edward W. Cook
                                            Title: Authorized Signatory

                                            "Tenant":

                                            WPT ENTERPRISES, INC.,
                                            a Delaware corporation

                                            By: /s/ Todd Steele
                                                --------------------------
                                            Name: Todd Steele
                                            Title: CFO

                                            By: /s/ Adam Pliska
                                                --------------------------
                                            Name: Adam Pliska
                                            Title: Dir of Bus Legal Affair

                                    EXHIBIT A

                               WILSHIRE COURTYARD

                               OUTLINE OF PREMISES

                                    EXHIBIT B

      This TENANT WORK LETTER AGREEMENT ("WORK LETTER") is part of the Lease between WILSHIRE COURTYARD, LLC, a Delaware limited liability company ("LANDLORD"), and WPT ENTERPRISES, INC., a Delaware corporation ("TENANT").

1.    GENERAL CONSTRUCTION.

      The purpose of this Work Letter is to set forth how the Tenant Improvements (as defined in Section 2.1) in the Premises are to be constructed, who will undertake the construction of the Tenant Improvements, who will pay for the construction of the Tenant Improvements, and the time schedule for completion of the construction of the Tenant Improvements. All references in this Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 29 of the Lease to which this Work Letter is attached as Exhibit "B," and all references in this Work Letter to Sections of "this Work Letter" shall mean the relevant portions of Articles 1 through 6 of this Work Letter. Except as defined in this Work Letter to the contrary, all terms utilized in this Work Letter shall have the same meaning ascribed to them in the Lease. The provisions of the Lease, except where clearly inconsistent or inapplicable to this Work Letter, are incorporated into this Work Letter.

      1.1 LANDLORD CONSTRUCTS. The Tenant Improvements shall be constructed pursuant to this Work Letter by Landlord. Landlord shall provide the Tenant Improvement Allowance (as defined in Section 2.1) and shall provide possession of the Premises to Tenant with the Tenant Improvements Substantially Completed (as defined in Article 2 of the Lease).

      1.2 BASE, SHELL AND CORE. The "BASE, SHELL AND CORE" shall consist of the Building shell and exterior, the core area, including the necessary mechanical, electrical, sprinkler, plumbing, life safety, heating air conditioning, ventilation and structural systems within the Building core, stubbed out to the face of the core wall at locations determined by Landlord, finished core area toilet rooms including necessary plumbing fixtures, ceramic tile floors, accessories, ceilings and lighting, and those portions of the Premises which were in existence prior to the construction of the Tenant Improvements. Tenant hereby accepts the Base, Shell and Core in their present "as is" condition and with no representations or warranties as to their condition, except as otherwise specifically set forth in the Lease, or suitability for Tenant's purposes.

2. TENANT IMPROVEMENTS. The term "TENANT IMPROVEMENTS" shall mean all improvements permanently affixed to the Premises or as installed pursuant to the Approved Working Drawings (as defined in Section 3.4) other than Base, Shell and Core, but, Tenant Improvements shall not include any personal property of Tenant.

      2.1 TENANT IMPROVEMENT ALLOWANCE. Tenant shall be entitled to a one-time tenant improvement allowance (the "TENANT IMPROVEMENT ALLOWANCE") in the amount of Six Hundred Forty-Four Thousand Six Hundred Twenty-Six and 54/100 Dollars ($644,626.54), constituting $40.54 per square foot of rentable area in the Premises, for the costs relating to the design and construction of the Tenant Improvements which constitute permanent improvements to the Premises, including any changes or additions to the Base, Shell and Core. Notwithstanding the foregoing, up to $2.00 per square foot of rentable area in the Premises of the Tenant Improvement Allowance may be used for Tenant's moving expenses and/or cost of furniture, fixtures and equipment placed or installed in the Premises. In no event shall Landlord be obligated to make disbursements pursuant to this Work Letter which, in the aggregate, exceed the Tenant Improvement Allowance. Tenant shall not be entitled to any payment or rent reduction for any part of the Tenant Improvement Allowance not used by Tenant within six (6) months after the Lease Commencement Date. Ownership of the Tenant Improvements shall be determined in accordance with the terms of Section 8.5 of the Lease.

      2.2 DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord once per month (each of which disbursements shall be made pursuant to Landlord's disbursement process, which disbursement process shall require Tenant to cause Architect (as defined in Section 3.1) to make field verifications and written certifications as required by Landlord in connection with Landlord's disbursements to Contractor (as defined in Section 4.1)), only for the following items and costs (collectively the "TENANT IMPROVEMENT ALLOWANCE ITEMS"):

            (a) Payment of the fees of the Architect and the Engineers (as defined in Section 3.1), which fees shall, notwithstanding anything to the contrary contained in this Work Letter, not exceed an aggregate amount equal to $6.00 per square foot of the Premises, and payment of the reasonable, actual cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the Space Plan (as defined in Section 3.1), the Final Space Plan (as defined in Section 3.2) and the Final Working Drawings (as defined in Section 3.4);

            (b) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

            (c) The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, hoisting and trash removal costs, and contractors' fees and general conditions, but not including any tenant improvement work which, in Landlord's reasonable discretion, exceeds the specifications of tenant improvement work usually found in the premises of tenants of other Comparable Buildings, provided that freight elevator usage and parking (to the extent available) in the Project will be provided by Landlord to contractors at no charge during construction and move-in;

            (d) The cost of any changes in or additions to the Base, Shell and Core when such changes or additions are required by the Approved Working Drawings (as defined in Section 3.4), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

            (e) The cost of any changes to the Approved Working Drawings or Tenant Improvements required by all applicable building codes (the "CODE");

            (f)   Sales and use taxes and Title 24 fees; and

            (g) All other costs to be expended by Landlord and payable to independent third parties in connection with the construction of the Tenant Improvements.

      2.3 SPACE PLAN ALLOWANCE. In addition to the Tenant Improvement Allowance, Landlord shall provide Architect (as defined below) with a space plan allowance ("SPACE PLAN ALLOWANCE") in the amount of $0.15 per usable square foot of the Premises. The Space Plan Allowance shall be used solely for the purpose of preparing a space plan or plans for the Tenant Improvements in the Premises.

      2.4 STANDARD TENANT IMPROVEMENT PACKAGE. Landlord has established specifications (the "SPECIFICATIONS") for the Building standard components to be used in the construction of Tenant Improvements and Alterations within the Building. The Tenant Improvements and all Alterations shall comply with the Specifications. Landlord may make changes to the Specifications from time to time. The plans and working drawings Tenant is required to submit to Landlord for Landlord's approval in connection with any proposed Tenant Improvements or Alterations shall comply with Landlord's reasonable drawings format and specifications consistent with normal practice for Comparable Buildings, as they may be revised by Landlord from time to time.

      2.5 SUPPLEMENTAL ALLOWANCE. Tenant shall be entitled to an additional, one time allowance (the "SUPPLEMENTAL ALLOWANCE") equal to Thirty-One Thousand Eight Hundred Two Dollars ($31,802.00), which is equal to Two Dollars ($2.00) per square foot of Rentable Area in the Premises. The Supplemental Allowance shall be considered an increase to the Tenant Improvement Allowance and shall be used for the same purposes and subject to the same terms and conditions applicable thereto set forth in this Tenant Work Letter.

3.    CONSTRUCTION DRAWINGS.

      3.1 SELECTION OF ARCHITECT/SPACE PLAN. Tenant shall retain a licensed architect/space planner experienced in space planning in Comparable Buildings ("ARCHITECT") which will be either (i) Landlord's architect/space planner, or (ii) an architect/space planner approved by Landlord, which approval shall not be unreasonably withheld by Landlord, to prepare the Space Plan, Final Space Plan and Final Working Drawings (as those terms are defined below). Tenant shall retain Landlord's engineering consultants or such other engineering consultants as are reasonably approved by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work in the Premises. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "SPACE PLAN". Delivery of all plans and drawings referred to in this Article 3 shall be by messenger service or personal hand delivery, unless otherwise agreed by Landlord and Tenant. The Space Plan shall be subject to Landlord's reasonable approval. The Space Plan shall be compatible with the design, construction and equipment of the Building, comply with all applicable laws, be capable of logical measurement and construction, contain all such information as may be required for the construction of the Tenant Improvements and the preparation of the engineering drawings, showing complete mechanical, electrical, plumbing, HVAC, telecommunication, and computer cabling plans, and contain all partition locations, plumbing locations, air conditioning system and duct work, special air conditioning requirements, reflected ceiling plans, office equipment locations, and special security systems.

            (a) In connection therewith, Landlord shall supply Tenant with base building plans in electronic format (CADD) for the Premises which include blue-line floorplate backgrounds and building standard details.

            (b) Tenant shall submit to the Architect all additional information, including occupancy requirements for the Premises, necessary to enable the Architect to prepare the Space Plan showing all demising walls, corridors, entrances, exits, doors, interior partitions, and the locations of all offices, conference rooms, computer rooms, mini-service kitchens, and the reception area, library, and file room. Tenant shall submit to the Engineers a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and Architect to complete the Space Plan. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith.

            (c)   Landlord's review of the Space Plan as set forth in this
Article 3, shall be solely to protect the interests of Landlord in the Building and shall not obligate Landlord to ascertain the existence of, or notify Tenant of any violations of applicable codes, rules, laws or regulations. Tenant shall be solely responsible for the design and function of the improvements shown on the Space Plan including their integration with the Systems and Equipment, notwithstanding Landlord's review and approval thereof. Accordingly, notwithstanding that any portion of the Space Plan is reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Space Plan, and Tenant's waiver and indemnity set forth in Section 10.1 of the Lease shall specifically apply to the Space Plan.

      3.2 FINAL SPACE PLAN. Based on and consistent with the Space Plan, Tenant shall submit to Landlord for Landlord's approval, fully completed and engineered working drawings and specifications, suitable for plan check review and permitting by local agencies having jurisdiction, for the layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, improvement and finish of the Premises consistent with the design and construction of the Base, Shell and Core, including electrical and mechanical drawings, capacity reports, dimensioned partition plans, floor and wall finish plans, reflected ceiling plans, power, telephone communications and data plans, life safety devices, construction detail sheets, including millwork plans, showing the location of partitions, light fixtures, electrical outlets, telephone outlets, sprinklers, doors, equipment specifications (including weight specifications and cooling requirements) and power requirements (including voltage, amps, phase, and special plugs and connections), wall finishes, floor coverings, millwork and other Tenant Improvements required by Tenant (collectively, "FINAL SPACE PLAN"). The Final Space Plan shall be submitted to Landlord with copies to Landlord's engineers and other consultants in accordance with the schedule set forth on
Schedule 1 hereto. The Final Space Plan shall be subject to Landlord's reasonable approval. Tenant and Tenant's Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans (including the Base, Shell and Core) and Tenant and Tenant's architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. If Landlord disapproves the Final Space Plan, or any portion thereof, Landlord shall promptly notify Tenant thereof and of the revisions which Landlord reasonably requires in order to obtain Landlord's approval. As promptly as reasonably possible thereafter, but in no event later than five (5) business days after receipt of Landlord's notice, Tenant shall submit to Landlord plans and specifications incorporating the revisions required by Landlord. Said revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. If Landlord disapproves the revised Final Space Plan, or any portion thereof, Landlord shall so notify Tenant thereof and of any further revisions Landlord reasonably requires in order to grant approval. The foregoing process shall be repeated until Landlord fully approves the Final Space Plan.

      3.3 NON-STANDARD IMPROVEMENT PACKAGE ITEMS. On or before the date set forth in Schedule 1, (a) Tenant shall submit to Landlord, for Landlord's approval, all necessary architectural and engineering information and documentation (including necessary permits) and purchase releases to allow Landlord to immediately cause the purchase of all materials necessary to the construction of, and the construction of (i) any "punch-out" openings (and required structural support areas) to accommodate the placement of one or more interior stairways in the Premises and (ii) all other structural supports and reinforcements necessary to the construction of the Tenant Improvements; and (b) Tenant shall provide Landlord, for Landlord's approval, with complete specifications, details, architectural and engineering drawings, and purchase releases of all materials, components, finishes, equipment, and improvements which are not part of the Standard Improvement Package.

      3.4 FINAL WORKING DRAWINGS. On or before the date set forth in Schedule 1, Tenant, Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval. If Landlord disapproves the Final Working Drawings, or any portion thereof, Landlord shall so notify Tenant thereof and of any further revisions Landlord reasonably requires in order to grant approval. As promptly as reasonably possible thereafter, but in no event later than five (5) business days after receipt of Landlord's notice, Tenant shall submit to Landlord Final Working Drawings incorporating the revisions required by Landlord. The foregoing process shall be repeated until Landlord fully approves the Final Working Drawings, so that Landlord and Tenant shall have an agreed upon set of final plans and specifications. The Final Working Drawings approved by Landlord shall be referred to as the "APPROVED WORKING DRAWINGS."

      3.5 APPROVED WORKING DRAWINGS. Tenant shall immediately after Landlord's approval of the Approved Working Drawings submit the same to the City of Los Angeles for all applicable building permits (except as already received pursuant to the terms of Section 3.3, above) necessary to allow Contractor (as defined in
Section 4.1) to commence and fully complete the construction of the Tenant Improvements (the "PERMITS"), and, in connection therewith, Tenant shall coordinate with Landlord in order to allow Landlord, at Landlord's option, to take part in all phases of the permitting process, and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal. Landlord or Landlord's consultants in cooperation with Tenant's Architect and relying in the Architect's plans shall apply for and obtain any permit required for the Tenant Improvements and the certificate of occupancy for the Premises upon Substantial Completion. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings, if such change would directly or indirectly delay the Substantial Completion of the Premises.

      3.6 TIME DEADLINES. Tenant shall use its best, good faith, efforts and all due diligence to cooperate with Architect, the Engineers, and Landlord to complete all phases of the Final Working Drawings and the permitting process and to receive the Permits, and with Contractor, for approval of the Cost Proposal (as defined in Section 4.2), as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a weekly basis to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings and selection of the Contractor as described in this Article 3, Article 4, below, and in this Work Letter (the "TIME DEADLINES") are set forth and further elaborated upon in Schedule 1 attached hereto. Landlord and Tenant agree to comply with the Time Deadlines.

      3.7 ACTUAL REVIEW COSTS. Landlord is hereby entitled to reimbursement for its actual, reasonable and documented costs incurred in approving the Space Plan, Final Space Plan and Final Working Drawings, by deducting such costs from the Tenant Improvement Allowance.

4.    CONSTRUCTION OF THE TENANT IMPROVEMENTS.

      4.1 CONTRACTOR. A contractor, under the supervision of Landlord, shall construct the Tenant Improvements. Such contractor ("CONTRACTOR") shall be selected by Tenant pursuant to a procedure whereby the Approved Working Drawings are submitted to three (3) contractors, selected by Tenant from a list of approved contractors provided by Landlord, who are requested to each submit a sealed fixed price contract bid price (on such contract form as Landlord shall designate) to construct the Tenant Improvements designated on the Approved Working Drawings, to Landlord and Tenant, who shall jointly open and review the bids. Landlord and Tenant, after adjustments for the inconsistent assumptions to reflect an apples to apples comparison, shall select the lowest priced, qualified bidder and such contractor with the lowest priced, qualified bid shall enter into a construction contract with Landlord consistent with the terms of the bid to construct the Tenant Improvements.

      4.2 COST PROPOSAL. After the Approved Working Drawings are signed by Landlord and Tenant to signify their mutual approval thereof and the Contractor has been selected, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the construction of the Tenant Improvements (the "COST PROPOSAL"). Notwithstanding the foregoing, portions of the cost proposals for the Tenant Improvements may be delivered to Tenant as such portions of the Tenant Improvements are priced by Contractor (on an individual item-by-item or trade-by-trade basis), even before the Approved Working Drawings are completed, and portions of the costs to be incurred directly by Landlord may be estimated and delivered to Tenant subsequent to the delivery of the initial Cost Proposal, when such costs are reasonably capable of being estimated (the "PARTIAL COST PROPOSAL(S)"). Tenant shall approve and deliver the initial Cost Proposal to Landlord within five (5) business days after receipt of the same (or, as to a Partial Cost Proposal, within two (2) business days of receipt after the same). The date by which Tenant must approve and deliver the Cost Proposal, or the last Partial Cost Proposal to Landlord, as the case may be, shall be known hereafter as the "COST PROPOSAL DELIVERY DATE." The initial Cost Proposal and all Partial Cost Proposals, if any, shall be known, in the aggregate, as the Cost Proposal.

      4.3 CONSTRUCTION OF TENANT IMPROVEMENTS BY LANDLORD'S CONTRACTOR UNDER THE SUPERVISION OF LANDLORD.

            (a) OVER-ALLOWANCE AMOUNT. The "OVER-ALLOWANCE AMOUNT" is defined as the amount equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance. On the Cost Proposal Delivery Date, Tenant shall deliver to Landlord one-half (1/2) of the Over-Allowance Amount. Upon Substantial Completion of the Premises, Tenant shall deliver to Landlord the remainder of the Over-Allowance Amount. The Over-Allowance Amount and the Tenant Improvement Allowance shall be disbursed by Landlord pursuant to the procedure set forth in Section 2.2, pro rata in accordance with the proportionate amount of each held from time to time by Landlord.

            (b) REVISIONS. In the event that, after the Cost Proposal Delivery Date, Tenant requests any revisions, changes, or substitutions be made to the Approved Working Drawings or the Tenant Improvements, Landlord shall not unreasonably withhold its consent to any such changes. If such changes increase the cost to Landlord of constructing the Tenant Improvements shown on the Approved Working Drawings, Landlord shall provide Tenant with invoices documenting and evidencing such increased costs, and Tenant shall reimburse Landlord for such increased costs within fifteen (15) days. Moreover, if such changes delay Landlord's completion of the work shown on the Approved Working Drawings, after Landlord and Contractor have taken all reasonable steps to incorporate such changes without delaying Substantial Completion, then such delay shall constitute a Tenant Delay (as defined in Article 5). If any such change decreases the cost of constructing the Tenant Improvements, any and all such decreases shall first offset cost increases due to other changes in the Tenant Improvements and thereafter shall be deducted from the Over-Allowance Amount. If any such change saves time in the completion of the work, then such time savings shall offset any Tenant Delays on a day-for-day basis.

            (c) LANDLORD SUPERVISION. After Tenant selects the Contractor, Landlord shall independently retain Contractor to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall supervise the construction by Contractor. Landlord shall not be entitled to any construction supervision or management fee in connection with such services.

      4.4 CONTRACTOR'S WARRANTIES AND GUARANTIES. Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements; provided that the foregoing shall not modify Landlord's indemnity obligations set forth in
Section 10.1 of the Lease. Such warranties and guaranties of Contractor shall guarantee that the Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof, and Contractor shall be responsible for the replacement or repair, without additional charge, of the Tenant Improvements that shall become defective within one (1) year after Substantial Completion of the Premises. The correction of such work shall include, without additional charge, all additional expenses and damages in connection with such removal or replacement of all or any part of the Tenant Improvements.

      4.5 TENANT'S COVENANTS. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause Contractor and Architect to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute and furnish a copy thereof to Landlord upon recordation, failing which, Landlord may itself execute and file the same on behalf of Tenant as Tenant's agent for such purpose. In addition, immediately after the Substantial Completion of the Premises, and receipt from the Contractor of all field changes, Tenant shall submit to Landlord a set of conformed plans ("AS-BUILTS") incorporating all field changes made and all changes and/or revisions that have been made subsequent to the submission of the Final Working Drawings specified in Section
3.4. Such "as-built" or "record documents" shall be submitted on three and one-half inch (3 -1/2 ") 1.4Mb magnetic media diskettes in Auto CAD R 14.dwg (or later version) format or .DXF format, along with one complete set of mylar transparencies of drawings and one complete set of specifications.

      4.6 INSPECTION. After the Tenant Improvements to the Premises are Substantially Completed (excepting punch list items), Landlord shall cause the Contractor to inspect the Premises with a representative of Tenant and complete a punch list of unfinished items of the Tenant Improvements. Authorized representatives for Landlord and Tenant shall execute said punch list to indicate their approval thereof. The items listed on such punch list shall be completed by the Contractor within thirty (30) days after the approval of such punch list or as soon thereafter as reasonably practicable.

5.    COMPLETION OF THE TENANT IMPROVEMENTS.

      Landlord shall deliver possession of the Premises to Tenant when the Tenant Improvements have been Substantially Completed. Landlord shall give Tenant not less than ten (10) business days advance notice of the date Landlord anticipates the Tenant Improvements will be Substantially Completed. Except as provided in this Article 5, the Commencement Date shall occur as set forth in
Section 3.2 of the Summary and Article 2 of the Lease. If there shall be a delay or there are delays in the Substantial Completion of the Premises (based upon the anticipated date of the occurrence of the Commencement Date as set forth in this Lease) or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in Article 2 of this Lease, as a direct, indirect, partial, or total result of:

            (a)   Tenant's failure to comply with the Time Deadlines;

            (b) Tenant's failure to timely approve any matter requiring Tenant's approval, including a Partial Cost Proposal or the Cost Proposal;

            (c) A breach by Tenant of the terms of this Work Letter or this Lease;

            (d) Changes in any of the Space Plan, the Final Space Plan or the Final Working Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

            (e)   Tenant's request for changes in the Approved Working Drawings;

            (f) Tenant's requirement for materials, components, finishes or improvements which are not available in a reasonable time (based upon the anticipated date of the Commencement Date) or which are different from, or not included in, the Standard Improvement Package; or

            (g) Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in this Lease and regardless of the actual date of the Substantial Completion of the Premises, the Commencement Date shall be deemed to be the date the Commencement Date would have occurred if no Tenant delay or delays, as set forth above ("TENANT DELAYS"), had occurred.

6.    MISCELLANEOUS.

      6.1 TENANT'S ENTRY INTO THE PREMISES PRIOR TO SUBSTANTIAL COMPLETION. Provided that Tenant and its agents do not interfere with, or delay, Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing equipment or fixtures (including Tenant's data and telephone equipment, cabling and furniture) in the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this
Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Landlord shall use reasonable efforts to permit such access in accordance with the foregoing sixty (60) calendar days prior to the scheduled date for Substantial Completion, provided Tenant supplies the required plans and schedules hereunder in a timely manner, including without limitation, the preliminary design and pricing plans. Tenant's contractors, principals and employees shall not be obligated to pay for freight elevator usage or parking at the Project prior to or during the period of construction of the Tenant Improvements and move into the Premises, to the extent such parking relates to the design, improvement, fixturization and moving into the Premises by or for Tenant and/or other activities related to this Tenant Work Letter. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

      6.2 TENANT'S REPRESENTATIVE. Tenant has designated Adam Pliska as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

      6.3 LANDLORD'S REPRESENTATIVE. Landlord has designated Teri Reno as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

      6.4 TIME OF THE ESSENCE IN THIS WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of said period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

      6.5 TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Lease, if an Event of Default occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to cause Contractor to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such work stoppage as set forth in Article 5 of this Work Letter), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease.

      6.6 INDEMNITY. Tenant's indemnity of Landlord as set forth in this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or

Tenant's agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

                                   SCHEDULE 1

                                 TIME DEADLINES

Dates                                                        Actions to be Performed
On or before _________________.                              Space Plan to be completed by Tenant and delivered to
                                                             Landlord.

Five (5) business days after receipt of the Space Plan       Landlord to approve Space Plan or notify Tenant of
                                                             Landlord's disapproval and of the further revisions
                                                             required.

Five (5) business days after receipt of Landlord's           Tenant revision and resubmission of Space Plan in
comments on Space Plan.                                      response to Landlord comments.

Five (5) business days after receipt of revised Space        Landlord review and comment or approval of revised
Plan.                                                        Space Plan.

Ten (10) business days after Landlord's approval of          Final Space Plan to be completed by Tenant and
Space Plan                                                   delivered to Landlord.

Five (5) business days after receipt of the Final Space      Landlord to approve Final Space Plan or notify Tenant
Plan                                                         of Landlord's disapproval and of the further revisions
                                                             required.

Five (5) business days after receipt of Landlord's           Tenant revision and resubmission of Final Space Plan in
comments on Final Space Plan.                                response to Landlord comments.

Five (5) business days after receipt of revised Final        Landlord review and comment or approval of Final
Space Plan.                                                  Space Plan.

Fifteen (15) business days after Landlord's approval of      Tenant to deliver Final Working Drawings and
the Final Space Plan                                         information concerning punch-out openings, structural
                                                             supports, and Non-Standard Improvement Package items
                                                             to Landlord.

Five (5) business days after receipt of the Final Working    Landlord to approve Final Working Drawings or notify
Drawings                                                     Tenant of Landlord's disapproval and of the further
                                                             revisions required.

Five (5) business days after receipt of Landlord's           Tenant revision and resubmission of Final Working
comments on Final Working Drawings.                          Drawings in response to Landlord comments.

Five (5) business days after receipt of revised Final        Landlord review and comment or approval of revised
Working Drawings.                                            Final Working Drawings.

Two (2) business days after Tenant's receipt of a Partial    Tenant to approve Partial Cost Proposal and deliver
Cost Proposal.                                               notice of approval to Landlord.

Five (5) business days after Tenant's receipt of the Cost    Tenant to approve Cost Proposal and deliver notice of
Proposal.                                                    approval and Over-Allowance Amount, if any, to
                                                             Landlord.

Dates                                                        Actions to be Performed
Within fifteen (15) business days after Substantial          Tenant to submit  to Landlord the as-builts required by
Completion.                                                  Section 4.4.

It is the intention of the parties that on or before ______________, the Final Working Drawings shall be fully approved, the Cost Proposal and Over-Allowance Amount shall be delivered to Landlord and all required permits shall be obtained by Tenant in order to allow for the commencement of construction of the Tenant Improvements.

                                    EXHIBIT C

                               WILSHIRE COURTYARD

                           NOTICE OF LEASE TERM DATES

To: _______________________
    _______________________
    _______________________

      Re: Office Lease dated ____________, 20__ between ____________________, a
_____________________ ("LANDLORD"), and _______________________, a
_______________________ ("TENANT") concerning Suite ______ on floor(s)
__________ of the office building located at ____________________________, Los
Angeles, California.

Gentlemen:

      In accordance with the Office Lease (the "LEASE"), we wish to advise you and/or confirm as follows:

      The Lease Term shall commence on or has commenced on ______________ for a term of __________________ ending on _________________.

      Rent commenced to accrue on __________________, in the amount of
________________.

      If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

      Your rent checks should be made payable to __________________ at
___________________.

      The exact number of rentable/usable square feet within the Premises is ____________ square feet.

      Tenant's Share as adjusted based upon the exact number of usable square feet within the Premises is ________%.

"Landlord":

_____________________________
a ___________________________

By: _____________________________
Name: ___________________________
Title: __________________________

Agreed to and Accepted as of ____________, 20___.

"Tenant":

_____________________________
a ___________________________

By: _____________________________
Name: ___________________________
Title: __________________________

                                    EXHIBIT D

                               WILSHIRE COURTYARD

                              RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

      1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

      2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

      3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

      4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

      5. No furniture, bulky packages that cannot be hand carried, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, without proper scheduling with Landlord designated Building management personnel in accordance with reasonably established procedures, and only in such specific elevator and by such personnel as shall be reasonably designated or approved by Landlord.

      6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

      7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

      8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

      9. Tenant shall not overload the floor of the Premises, nor, other than for customary office decoration and for notices required by Applicable Laws, mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord.

      10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

      11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid chemical, substitute or material (other than reasonable quantities of materials or chemicals in standard household and office cleaners and supplies). Tenant shall provide material safety data sheets for any Hazardous Material used or kept on the Premises.

      12. Except as specifically provided in the Lease, Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

      13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

      14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

      15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

      16. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

      17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

      18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

      19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls. Tenant shall participate in recycling programs undertaken by Landlord

      20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Los Angeles, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

      21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

      22. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

      23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the exterior windows of the Premises and shall promptly repair any such damage at Tenant's sole cost and expense. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

      24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

      25. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

      26. Tenant must comply with the City of Los Angeles "NO-SMOKING" Ordinance No. 159498. If Tenant is required under the ordinance to adopt a written smoking policy, a copy of said policy shall be on file in the office of the Building. Additionally, Tenant must provide at least one area within the Premises in which its employees, invitees and visitors may smoke.

      27. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

      28. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

      29. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

      30. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

      31. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

      32. Tenant shall not purchase spring water, towels, janitorial or maintenance or other similar services from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with the security and proper operation of the Building.

      33. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate, visibly marked and properly operational fire extinguisher next to any duplicating or photocopying machines or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

      Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. To the extent that these Rules and Regulations (or any amendments, modifications or additions thereto) are contrary to, or inconsistent with, the provisions of the Lease, the provisions of the Lease shall prevail. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                                    EXHIBIT E

                               WILSHIRE COURTYARD

                      FORM OF TENANT'S ESTOPPEL CERTIFICATE

      The undersigned as Tenant under that certain Office Lease (the "LEASE") made and entered into as of ___________, 20__ by and between _______________ as Landlord, and the undersigned as Tenant, for Premises on the ______________ floor(s) of the office building located at ______________, Los Angeles, California ____________, certifies as follows:

      Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises and the project of which the Premises are a part.

      The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on __________, and the Lease Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

      Base Rent became payable on ____________.

      The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

      Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

      All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_____________________.

      All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

      No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

      As of the date hereof, there are no existing defenses or offsets, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

      If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

      There are no actions pending against the undersigned or any guarantor of the Lease under the bankruptcy or similar laws of the United States or any state.

      Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

      To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

      The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at ______________ on the ____ day of ___________, 20__.

"Tenant":

_________________________,
a_________________________

By: ____________________________
Name: __________________________
Title: _________________________

By: ____________________________
Name: __________________________
Title: _________________________

                                    EXHIBIT F

RECORDING REQUESTED BY AND
WHEN RECORDED, RETURN TO:

                     Above Space for Recorder's Office Only

                                 SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") dated as of __________________ ____, 20__ is entered into by and among , whose address is , Los Angeles, California, ("TENANT"), WILSHIRE COURTYARD L.L.C. or its designee, having an office at 5750 Wilshire Boulevard, Los Angeles, California 90036, ("LANDLORD"), and HYPO REAL ESTATE CAPITAL CORPORATION, as Subservicer for Wells Fargo Bank, National Association, as Master Servicer for LaSalle Bank National Association, as Trustee for the Holders of HVB Mortgage Capital Corp. , Commercial Mortgage Pass-Through Certificates, Series 2003-FL1 ("Lender"), as successor in interest to the lender under the Credit Agreement relating to the Loan referred to below, having an office at 622 Third Avenue, New York, New York 10017, and each of their respective successors and assigns.

                              W I T N E S S E T H:

      WHEREAS, Landlord is the owner of the real property described in Exhibit A attached hereto, together with the improvements thereon (the "PROPERTY");

      WHEREAS, Landlord or its predecessor and Tenant have entered into a certain Lease, as the same may have been or may hereafter be amended, modified, renewed, extended or replaced (the "LEASE"), leasing to Tenant a portion of the Property as more particularly described in the Lease (the "PREMISES");

      WHEREAS, Lender has agreed to make a certain mortgage loan to Landlord (the "LOAN"), which is evidenced by Landlord's Promissory Notes (the "NOTES") dated as of November 1, 2000, and secured by, among other things, a certain Amended and Restated Deed of Trust (the "DEED OF TRUST"), and a certain first priority Amended and Restated Assignment of Leases and Rents and Revenues (the "ASSIGNMENT OF LEASES") each as amended as of April 28, 2003; and

      WHEREAS, Lender, Landlord and Tenant desire to confirm their understanding with respect to the Lease and the Loan and the rights of Tenant and Lender thereunder.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Subordination. The Lease is and shall be subject and subordinate to the Deed of Trust, and to all renewals, modifications, replacements and extensions thereof

      2. Non-Disturbance. If, at any time, Lender or any person or entity or any of their successors or assigns who shall acquire the interest of Landlord under the Lease through a foreclosure under the terms of the Deed of Trust, the exercise of the power of sale under the Deed of Trust, a deed-in-lieu of foreclosure, an assignment-in-lieu of foreclosure or otherwise (each, a "NEW OWNER") shall succeed to the interests of Landlord under the Lease, so long as Tenant is not in default under the Lease beyond any applicable notice, and cure period (a "DEFAULT") under the Lease, the Lease shall continue in full force and effect as a direct lease between the New Owner and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term thereof. Tenant hereby agrees to attorn to and accept any such New Owner as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, and Lender, or any such New Owner of the Property, agrees that it will not disturb the possession of Tenant and will be bound by all of the obligations imposed on the Landlord by the Lease; provided, however, that any New Owner shall not be:

            (a) liable for any act or omission of any prior landlord (including Landlord) arising prior to the date upon which the New Owner shall succeed to the interests of Landlord under the Lease; or

            (b) subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord) arising prior to the date upon which the New Owner shall succeed to the interests of Landlord under the Lease; or

            (c) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one (1) month or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord), except to the extent that such New Owner actually comes into exclusive possession of the same; or

            (d) responsible for the making of any improvement to the Property or repairs in or to the Property in the case of damage or destruction of the Property or any part thereof due to fire or other casualty or by reason of condemnation unless such New Owner shall be obligated under the Lease to make such repairs and shall have received insurance proceeds or condemnation awards sufficient to finance the completion of such repairs; or

            (e) obligated to make any payment to Tenant except for the timely return of any security deposit actually received by such New Owner.

      The prior landlord (including Landlord) shall remain liable for any act or omission of any prior landlord arising prior to the date upon which a New Owner shall succeed to the interests of Landlord under the Lease. Nothing contained herein shall prevent Lender from naming or joining Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant to the Deed of Trust to the extent necessary under applicable law in order for Lender to avail itself of and complete the foreclosure or other remedy, but such naming or joinder shall not be in derogation of the rights of Tenant as set forth in this Agreement.

      3. Notice. Notices to Lender hereunder or under the Lease shall be in writing and shall be delivered by hand or mailed by registered or certified United States mail, postage prepaid and return receipt requested, to its address at 622 Third Avenue, New York, New York 10017, or to such other address as Lender may specify from time to time by written notice to Tenant.

      4. Cure by Lender of Landlord Defaults. Tenant hereby agrees that from and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate or cancel the Lease or to claim a partial or total eviction, or to abate or reduce rent, Tenant will not exercise any such right until it has given written notice of such act or omission to Lender, and Lender has failed within thirty (30) days after both receipt of such notice by Lender and the time when Lender shall have become entitled under the terms of the Deed of Trust to remedy the same, to commence to cure such act or omission within such period and thereafter diligently prosecute such cure to completion, provided that in the event Lender cannot commence such cure without possession of Property, Tenant will not exercise any such right if Lender commences judicial or non-judicial proceedings to obtain possession within such period and thereafter diligently prosecutes such efforts and cure to completion; further, Tenant shall not, as to Lender, require cure of any such act or omission which is not susceptible to cure by Lender.

      5. Payments to Lender and Exculpation of Tenant. Tenant is hereby notified that the Lease and the rent and all other sums due thereunder have been assigned to Lender as security for the Loan. In the event that Lender or any future party to whom Lender may assign the Deed of Trust notifies Tenant of a default under the

Deed of Trust and directs that Tenant pay its rent and all other sums due under the Lease to Lender or to such assignee, Tenant shall honor such direction without inquiry and pay its rent and all other sums due under the Lease in accordance with such notice. Landlord agrees that Tenant shall have the right to rely on any such notice from Lender or any such assignee without incurring any obligation or liability to Landlord, and Tenant is hereby instructed to disregard any notice to the contrary received from Landlord or any third party.

      6. Limitation of Liability. Lender shall not, either by virtue of the Deed of Trust, the Assignment or Leases or this Agreement, be or become a mortgagee-in-possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the interest of Landlord in the Premises, by foreclosure or otherwise, and then such liability or obligation of Lender under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement. In addition, upon such acquisition, Lender shall have no obligation, nor incur any liability, beyond Lender's then equity interest, if any, in the Premises. Furthermore, in the event of the assignment or transfer of the interest of Lender under this Agreement, all obligations and liabilities of Lender under this Agreement shall terminate and, thereupon, all such obligations and liabilities shall be the sole responsibility of the party to whom Lender's interest is assigned or transferred.

      7.    Miscellaneous.

            (a) Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

            (b) This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns as are permitted under the Lease.

            (c) The captions appearing under the paragraph number designations of this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement.

            (d) This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original, but all of which, collectively and separately, shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth adjacent to their signatures below to be effective as of the date of the Mortgage.

                                            TENANT:
                                            ________________________

                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                            LANDLORD:

                                            WILSHIRE COURTYARD, L.L.C.

                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                            LENDER:

                                            Hypo Real Estate Capital
                                            Corporation, as Subservicer for
                                            Wells Fargo Bank, National
                                            Association, as Master Servicer for
                                            LaSalle Bank National Association,
                                            as Trustee for the Holders of HVB
                                            Mortgage Capital Corp., Commercial
                                            Mortgage Pass-Through Certificates,
                                            Series 2003-FL1

                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF            )

      On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                                            ____________________________________
                                            Notary Public in and for said State
(SEAL)

STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF            )


      On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                                            ____________________________________
                                            Notary Public in and for said State

(SEAL)

STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF            )

      On ______________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                                            ____________________________________
                                            Notary Public in and for said State

(SEAL)

                             EXHIBIT A TO EXHIBIT F

                          LEGAL DESCRIPTION OF PROPERTY

PARCEL 1:

LOTS 1 TO 8, 45 TO 52, 87 TO 93, 127 TO 135, 290, 291, AND 293 OF TRACT NO. 5798
IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGE 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THOSE PORTIONS OF LOTS 45 AND 46 LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 OF SAID TRACT NO. 5798.

PARCEL 2:

LOTS 85, 86 AND 292 OF TRACT NO. 5798, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

THAT PORTION OF SIERRA BONITA AVENUE, 60 FEET WIDE AND OF VARIABLE-WIDTH SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 5798, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, ADJOINING LOTS 45 TO 52, INCLUSIVE, LOTS 86 TO 93, INCLUSIVE, LOTS 291 AND 292, ALL OF SAID TRACT NO. 5798, BOUNDED NORTHERLY BY THE WESTERLY PROLONGATION OF THE STRAIGHT NORTHERLY LINE OF SAID LOT 292, SHOWN AS HAVING A LENGTH OF 66.09 FEET AND BOUNDED SOUTHERLY BY A LINE PARALLEL WITH AND DISTANT 13 FEET NORTHERLY MEASURED AT RIGHT ANGLES AND RADIALLY FROM THE STRAIGHT SOUTHERLY LINE OF SAID 52 SHOWN AS HAVING A LENGTH OF 114.80 FEET AND THE CURVE SOUTHERLY LINE OF SAID LOT 93 SHOWN AS HAVING A LENGTH OF 120.40 FEET, SAID PARALLEL LINE TO CONNECT SO THAT THE CURVED LINE IS TANGENT TO THE STRAIGHT LINE.

PARCEL 4:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON LOT 44 OF TRACT NO. 5798, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGE 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4A:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON THAT PORTION OF LOT 45 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 OF SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4B:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON THAT PORTION OF LOT 46 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 OF SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                A-1 to EXHIBIT F

LOT 44 OF TRACT NO. 5798, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGE 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL BUILDINGS AND IMPROVEMENTS SITUATED ON SAID LAND.

PARCEL 5A:

THAT PORTION OF LOT 45 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 ON SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL BUILDINGS AND IMPROVEMENTS SITUATED ON SAID LAND.

PARCEL 5B:

THAT PORTION OF 46 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 OF SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL BUILDINGS AND IMPROVEMENTS SITUATED ON SAID LAND.

                                A-2 to EXHIBIT F

                                    EXHIBIT G

                            FORM CONSENT TO TRANSFER

                               CONSENT TO SUBLEASE

      THIS CONSENT TO SUBLEASE (this "CONSENT" or this "AGREEMENT") is made as of _____________________ ___, 200__ by and among WILSHIRE COURTYARD, LLC ("LANDLORD"), WPT ENTERPRISES, INC. ("TENANT"), and ________________ ("SUBTENANT").

1.    RECITALS.

      1.1 LEASE. Landlord and Tenant are parties to an Office Lease dated as of _________________, (the "LEASE") for Premises in an office building located at 5700 Wilshire Boulevard, Los Angeles, California, commonly known as Wilshire Courtyard. All capitalized terms defined in the Lease shall have the same meanings when used herein except as otherwise provided.

      1.2 SUBLEASE. Tenant has asked Landlord to execute this Consent to evidence its consent to the subletting, pursuant to the sublease (the "SUBLEASE") attached hereto as Exhibit "A" of _______ square feet of the Premises ("SUBLET PREMISES") to Subtenant.

2. CONSENT. Landlord hereby consents to the subletting of the Sublet Premises by Tenant to Subtenant pursuant to the terms of the Sublease to the extent and only to the extent that the Sublease does not enlarge Tenant's rights under the Lease, give Subtenant any right not granted under the Lease, or increase Landlord's responsibilities or obligations under the Lease, and subject to the following terms and conditions:

      2.1 NO WAIVER. Nothing herein contained shall be construed to modify, waive, impair or affect any of the covenants and agreements contained in the Lease (except as may be herein expressly provided), including without limitation any of the covenants or agreements contained in Article 14 [Assignment and Subletting] of the Lease, or to waive any breach of Tenant in the due keeping, performance or observance thereof.

      2.2 NO RELEASE OF TENANT. This Consent shall not be construed as a release of Tenant from any liability, whether past, present or future, under the Lease. Tenant shall be and remain liable and responsible for the due keeping, performance and observance throughout the term of the Lease, of all of the covenants and agreements therein set forth on the part of Tenant to be kept, performed and observed, including without limitation the obligation for the payment of the fixed rent, additional rent and all other sums now and/or hereinafter becoming payable thereunder, expressly including as such additional rent, any and all charges for any property, material, labor, utility or other services furnished or rendered by Landlord in or in connection with the Premises demised by the Lease, whether for, or at the request of, Tenant or Subtenant.

      2.3 SUBORDINATE TO LEASE. The Sublease shall be subject and subordinate at all times to the Lease, and to all of the covenants and agreements of the Lease and of this Consent, and Subtenant shall not do, permit or suffer anything to be done in, or in connection with, Subtenant's use or occupancy of the Sublet Premises which would violate any of such covenants and agreements. Landlord shall have the right, but not the obligation, to enforce the provisions of the Sublease, including collection of rent reserved thereunder.

      2.4 SUBLETTING OR ASSIGNING. This Consent shall not be construed as a consent by the Landlord to, or as permitting, any other or further subletting or any assignment by either Tenant or Subtenant.

      2.5 USE. The Sublet Premises shall (subject to all of the covenants and agreements of the Lease) be used solely for general office purposes.

      2.6 RELATIONSHIP WITH LANDLORD. Tenant hereby assigns and transfers to Landlord the Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to the terms of this Section 2.6. Landlord, by consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease. In the event Tenant shall default in the performance of its obligations to Landlord as set forth in
Article 19 of the Lease (whether or not Landlord terminates the Lease), Landlord may, at its option by notice to Tenant either (i) terminate the Sublease, (ii) elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in Section 2.6(a) below, or (iii) elect to succeed to Tenant's interest in the Sublease and cause Subtenant to attorn to Landlord, as further set forth in Section 2.6(b) below.

            (a) LANDLORD'S ELECTION TO RECEIVE RENTS. Landlord shall not, by reason of the Sublease, or by reason of the collection of rents or any other sums from the Subtenant pursuant to Section 2.6(ii) above, be deemed liable to Subtenant for any failure of Tenant to perform and comply with any obligation of Tenant, and Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment, but the acceptance of any payment on account of rent from the Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by the Landlord to Subtenant or by Subtenant to Landlord, be deemed a waiver by Landlord of any provision of the Lease or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any other payment of rent from the Subtenant directly to Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

            (b) LANDLORD'S ATTORNMENT ELECTION. In the event Landlord elects, at its option, to cause Subtenant to attorn to Landlord pursuant to Section 2.6(iii) above, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the exercise of the option, but Landlord shall not be
(i) liable for any prepayment of more than one month's rent or any security deposit paid by Subtenant, (ii) liable for any previous act or omission of Tenant under the Lease or for any other defaults of Tenant under the Sublease,
(iii) subject to any defenses or offsets previously accrued which Subtenant may have against Tenant or (iv) bound by any changes or modifications made to the Sublease without the written consent of Landlord.

      2.7 ALTERATIONS. This Consent is expressly conditioned upon compliance by the Tenant and Subtenant with Article 8 [Additions and Alterations] of the Lease, with respect to alterations, repairs, additions, or improvements in, to or about the Premises.

      2.8 SUBLEASE. Tenant and Subtenant have represented that the attached Sublease is a true and complete copy of the Sublease, and agree that a true and complete copy of each amendment thereto shall be delivered to Landlord within ten (10) days after the execution and delivery thereof by the parties thereto, it being understood that Landlord shall not be deemed to be a party to said Sublease or any other amendment nor bound by any of the covenants or agreements thereof, and that neither the execution and delivery of this Consent, nor the receipt by Landlord of a copy of said Sublease or of a copy of any such amendment, shall be deemed to change any provision of this Consent or to be a consent to, or an approval by Landlord of any covenants or agreement contained in said Sublease or any such amendment.

      2.9 TRANSFER PREMIUM. If there is any Transfer Premium from the Sublease, as defined in Article 14 of the Lease, Tenant shall pay to Landlord 50% of such Transfer Premium as additional rent pursuant to the terms of the Lease.

      2.10 CONSIDERATION FOR SUBLEASE. Tenant and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Sublet Premises other than as disclosed in the Sublease.

      2.11 RECAPTURE. This Consent shall in no manner be construed as limiting Landlord's ability to exercise its rights to recapture any portion of the Premises in excess of 8,000 rentable square feet, as set forth in Section 14.4 of the Lease, in the event of a proposed future sublease or assignment of such portion of the Premises.

      2.12 MATTERS REQUIRING NOTICE TO LANDLORD. Tenant has agreed to give Landlord immediate notice when any one or more of the following conditions arise:

            (a)   The Sublease expires or is terminated;

            (b)   The rent due pursuant to the Sublease is adjusted;

            (c) Subtenant renews or extends the term of the Sublease pursuant to the Sublease; or

            (d)   Subtenant subleases additional space pursuant to the Sublease.

3.    GENERAL PROVISIONS.

      3.1 BROKERAGE COMMISSION. Tenant and Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease, and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including, but not limited to, attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

      3.2 CONTROLLING LAW. The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

      3.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

      3.4 CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof; they are intended for purposes of convenience only.

      3.5 PARTIAL INVALIDITY. If any term, provision or condition contained in this Agreement is, to any extent, invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent possible permitted by law.

      3.6 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

      3.7 CONFLICTS. In the event of any conflict between the Sublease and the Lease, or between the Sublease and this Consent, the Lease or this Consent, as applicable, shall prevail. In the event of any conflict between this Consent and the Lease, the Lease shall prevail.

      IN WITNESS WHEREOF, the parties have executed this Consent as of the date first set forth above.

                           LANDLORD:

                           WILSHIRE COURTYARD, L.L.C.
                           a Delaware limited liability company

                           By: ___________________________________
                               Name: _____________________________
                               Title: ____________________________
                               Date Signed: ______________________

                           TENANT:

                           WPT ENTERPRISES, INC.,
                           a Delaware corporation

                           By: ___________________________________
                               Name: _____________________________
                               Title: ____________________________
                               Date Signed: ______________________

                           SUBTENANT:

                           ____________________________
                           a __________________________

                           By: ___________________________________
                               Name: _____________________________
                               Title: ____________________________
                               Date Signed: ______________________

                                   EXHIBIT "A"

                                  THE SUBLEASE

                                [To be Attached]

                                    EXHIBIT H

                            FORM OF LETTER OF CREDIT

Date:___________ __, ______

IRREVOCABLE STANDBY LETTER OF CREDIT  NUMBER:_______________

   BENEFICIARY/LANDLORD           APPLICANT/TENANT             ISSUING BANK
___________________________   ___________________________   ___________________________
___________________________   ___________________________   ___________________________
___________________________   ___________________________   ___________________________
Attention: ________________   Attention: ________________   Attention: ________________
Facsimile No.: ____________   Facsimile No.: ____________   Facsimile No.: ____________

Amount:  US $__________________

__________________________________________________________________UNITED STATES
DOLLARS

Expiration Date:  ______________________, at our counters.

We hereby establish in favor of [LANDLORD NAME], a _______________ ("BENEFICIARY") our Irrevocable Letter of Credit No. _____________ in the amount of ________________ Dollars ($______ ) for the account of [TENANT NAME], a , or its affiliates, successors, assigns or subtenants ("TENANT"). Funds, up to the maximum aggregate amount available under this Letter of Credit, are payable by __________________ ("BANK") within two (2) business days after Bank's receipt on or prior to Bank's close of business on the Expiration Date, of one or more draw statements purportedly signed by Beneficiary's authorized officer or representative or, if this Letter of Credit is transferred, by an authorized officer or representative of any transferee beneficiary.

Each draw statement should be addressed to Bank, reference this Letter of Credit by number, specify the amount of the draw request, set forth wire transfer instructions and state in substance (with the amount of the draw request and wire transfer instructions completed) the following: the Beneficiary is entitled to make a draw on Letter of Credit No. ______________ in the amount of $__________________ under the provisions of the Lease dated as of _______________ between [LANDLORD NAME] and Tenant with respect to premises in the office building located at , Los Angeles, California (the "Lease") and that
(1) an Event of Default by Tenant has occurred under the Lease, or in lieu of item (1) above, (2) an Event of Default would exist and be continuing under the Lease but Landlord is barred by applicable law from sending a notice of default to Tenant with respect thereto, or in lieu of item (1) or (2) above, (3) Tenant has failed to renew or replace this Letter of Credit at least thirty (30) days prior to any expiration date hereof, and Beneficiary hereby makes demand upon Bank for payment of US $____________ per this Letter of Credit and the sum being drawn does not exceed the amount available on the date hereof to be drawn under this Letter of Credit. Funds in respect of this draw request should be wire transferred to ___________________ bank, routing no. __________, account no._________________ for credit to the account of ________________.

This Letter of Credit shall expire on ___________________ but such expiration date shall be automatically extended without notice or amendment for periods of one (1) year on each successive expiration date, but in no event later than the LC Expiration Date, as defined in lease Section 22.1 [estimated to be _______________], unless at least sixty (60) days before any expiration date, we notify you by registered mail or overnight courier service at the above address, that this Letter of Credit is not extended beyond the current expiration date.

Draw requests need not be presented as originals and may be submitted in person, by courier, by mail or by facsimile to Bank's address or facsimile number stated above not later than the LC Expiration Date, as defined in Lease Section 22.1 [estimated to be_________________].

Draw requests drawn hereunder must be marked: "Drawn under ___________, Standby Letter of Credit Number ______________ issued ____________, ____."

This Letter of Credit is transferable in its entirety without any limit on the number of such transfers upon Bank's receipt of a transfer request in the form attached as Schedule 1 signed by the then current Beneficiary. The charge for each transfer is limited to $100 and shall be paid by the Beneficiary. This Letter of Credit is transferable provided that such transfer would not violate any governmental rule, order or regulation applicable to Bank.

Except as expressly provided herein to the contrary, this Letter of Credit is subject to the International Standby Practices 1998 (ICC Publication No. 590). Bank hereby waives and disclaims rights of subrogation in respect of any draw made by Beneficiary, whether arising under the Uniform Commercial Code or otherwise.

If you require any assistance or have any questions regarding this transaction, please call ______________________.

_________________________________              _________________________________
Authorized Officer                             Authorized Officer

                                   SCHEDULE 1

    REQUEST FOR ENTIRE ABSOLUTE AND IRREVOCABLE TRANSFER OF LETTER OF CREDIT
                        WITHOUT SUBSTITUTION OF INVOICES

_________________________           _______________________,    20__
Name

____________________________         Letter of Credit No. _____________________

Address
_____________________________        Issued By ________________________________

                                     To: ______________________________________

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to the new beneficiary named below:

_______________________________________________________________________________
Name of New Beneficiary

_______________________________________________________________________________
Address

By this transfer, all our rights as the original beneficiary, including all rights to make drawings under the Letter of Credit, go to the new beneficiary. The new beneficiary shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the new beneficiary without the necessity of consent by or notice to us.

For your transfer fee:

The signature and title at the right        Enclosed is our check for $________
conform with those shown in our files as
authorized to sign for the beneficiary.
Policies governing signature                or
authorization as required for
withdrawals from customer accounts shall
also be applied to the authorization of
signatures on this form.                    You may debit my/our account
                                            No. ____--__

_______________________________________     We also agree to pay you on demand
Name of Bank                                any expenses which may be incurred
                                            by you in connection with this
                                            transfer.

_______________________________________     ____________________________________
Authorized signature and title              Name of Beneficiary

                                            ____________________________________
                                            Name of authorized signer and title

                                            ____________________________________
                                            Authorized signature

RECORDING REQUESTED BY AND
WHEN RECORDED, RETURN TO:

                     Above Space for Recorder's Office Only

                                 SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") dated as of September 29, 2004 is entered into by and among WPT ENTERPRISES, INC., a Delaware corporation, whose address is 1041 N. Formosa, Formosa Building, Suite 99, Hollywood, CA 90045 ("TENANT"), WILSHIRE COURTYARD L.L.C. or its designee, having an office at 5750 Wilshire Boulevard, Los Angeles, California 90036, ("LANDLORD"), and HYPO REAL ESTATE CAPITAL CORPORATION, as Subservicer for Wells Fargo Bank, National Association, as Master Servicer for LaSalle Bank National Association, as Trustee for the Holders of HVB Mortgage Capital Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-FL1 ("Lender"), as successor in interest to the lender under the Credit Agreement relating to the Loan referred to below, having an office at 622 Third Avenue, New York, New York 10017, and each of their respective successors and assigns.

                                   WITNESSETH:

      WHEREAS, Landlord is the owner of the real property described in Exhibit A attached hereto, together with the improvements thereon (the "PROPERTY");

      WHEREAS, Landlord or its predecessor and Tenant have entered into a certain Lease, as the same may have been or may hereafter be amended, modified, renewed, extended or replaced (the "LEASE"), leasing to Tenant a portion of the Property as more particularly described in the Lease (the "PREMISES");

      WHEREAS, Lender has agreed to make a certain mortgage loan to Landlord (the "LOAN"), which is evidenced by Landlord's Promissory Notes (the "NOTES") dated as of November 1, 2000, and secured by, among other things, a certain Amended and Restated Deed of Trust (the "DEED OF TRUST"), and a certain first priority Amended and Restated Assignment of Leases and Rents and Revenues (the "ASSIGNMENT OF LEASES") each as amended as of April 28, 2003; and

      WHEREAS, Lender, Landlord and Tenant desire to confirm their understanding with respect to the Lease and the Loan and the rights of Tenant and Lender thereunder.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Subordination. The Lease is and shall be subject and subordinate to the Deed of Trust, and to all renewals, modifications, replacements and extensions thereof

      2. Non-Disturbance. If, at any time, Lender or any person or entity or any of their successors or assigns who shall acquire the interest of Landlord under the Lease through a foreclosure under the terms of the Deed of Trust, the exercise of the power of sale under the Deed of Trust, a deed-in-lieu of foreclosure, an assignment-in-lieu of foreclosure or otherwise (each, a "NEW OWNER") shall succeed to the interests of Landlord under the Lease, so long as Tenant is not in default under the Lease beyond any applicable notice, and cure period (a "DEFAULT") under the Lease, the Lease shall continue in full force and effect as a direct lease between the New Owner and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term thereof. Tenant hereby agrees to attorn to and accept any such New Owner as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, and Lender, or any such New Owner of the Property, agrees that it will not disturb the possession of Tenant and will be bound by all of the obligations imposed on the Landlord by the Lease; provided, however, that any New Owner shall not be:

            (a) liable for any act or omission of any prior landlord (including Landlord) arising prior to the date upon which the New Owner shall succeed to the interests of Landlord under the Lease; or

            (b) subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord) arising prior to the date upon which the New Owner shall succeed to the interests of Landlord under the Lease; or

            (c) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one (1) month or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord), except to the extent that such New Owner actually comes into exclusive possession of the same; or

            (d) responsible for the making of any improvement to the Property or repairs in or to the Property in the case of damage or destruction of the Property or any part thereof due to fire or other casualty or by reason of condemnation unless such New Owner shall be obligated under the Lease to make such repairs and shall have received insurance proceeds or condemnation awards sufficient to finance the completion of such repairs; or

            (e) obligated to make any payment to Tenant except for the timely return of any security deposit actually received by such New Owner.

      The prior landlord (including Landlord) shall remain liable for any act or omission of any prior landlord arising prior to the date upon which a New Owner shall succeed to the interests of Landlord under the Lease. Nothing contained herein shall prevent Lender from naming or joining Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant to the Deed of Trust to the extent necessary under applicable law in order for Lender to avail itself of and complete the foreclosure or other remedy, but such naming or joinder shall not be in derogation of the rights of Tenant as set forth in this Agreement.

      3. Notice. Notices to Lender hereunder or under the Lease shall be in writing and shall be delivered by hand or mailed by registered or certified United States mail, postage prepaid and return receipt requested, to its address at 622 Third Avenue, New York, New York 10017, or to such other address as Lender may specify from time to time by written notice to Tenant.

      4. Cure by Lender of Landlord Defaults. Tenant hereby agrees that from and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate or cancel the Lease or to claim a partial or total eviction, or to abate or reduce rent, Tenant will not exercise any such right until it has given written notice of such act or omission to Lender, and Lender has failed within thirty (30) days after both receipt of such notice by Lender and the time when Lender shall have become entitled under the terms of the Deed of Trust to remedy the same, to commence to cure such act or omission within such period and thereafter diligently prosecute such cure to completion, provided that in the event Lender cannot commence such cure without possession of Property, Tenant will not exercise any such right if Lender commences judicial or non-judicial proceedings to obtain possession within such period and thereafter diligently prosecutes such efforts and cure to completion; further, Tenant shall not, as to Lender, require cure of any such act or omission which is not susceptible to cure by Lender.

      5. Payments to Lender and Exculpation of Tenant. Tenant is hereby notified that the Lease and the rent and all other sums due thereunder have been assigned to Lender as security for the Loan. In the event that Lender or any future party to whom Lender may assign the Deed of Trust notifies Tenant of a default under the Deed of Trust and directs that Tenant pay its rent and all other sums due under the Lease to Lender or to such assignee, Tenant shall honor such direction without inquiry and pay its rent and all other sums due under the Lease in accordance with such notice. Landlord agrees that Tenant shall have the right to rely on any such notice from Lender or any such assignee without incurring any obligation or liability to Landlord, and Tenant is hereby instructed to disregard any notice to the contrary received from Landlord or any third party.

      6. Limitation of Liability. Lender shall not, either by virtue of the Deed of Trust, the Assignment or Leases or this Agreement, be or become a mortgagee-in-possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the interest of Landlord in the Premises, by foreclosure or otherwise, and then such liability or obligation of Lender under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement. In addition, upon such acquisition, Lender shall have no obligation, nor incur any liability, beyond Lender's then equity interest, if any, in the Premises. Furthermore, in the event of the assignment or transfer of the interest of Lender under this Agreement, all obligations and liabilities of Lender under this Agreement shall terminate and, thereupon, all such obligations and liabilities shall be the sole responsibility of the party to whom Lender's interest is assigned or transferred.

      7.    Miscellaneous.

            (a) Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

            (b) This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns as are permitted under the Lease.

            (c) The captions appearing under the paragraph number designations of this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement.

            (d) This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original, but all of which, collectively and separately, shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates set forth adjacent to their signatures below to be effective as of the date of the Mortgage.

                                         TENANT:

                                         WPT ENTERPRISES, INC.,
                                         a Delaware corporation

                                         By: /s/ Adam Pliska
                                             ------------------------------
                                         Name: Adam Pliska
                                         Title: Dir of Bus Legal Affair

                                         LANDLORD:

                                         WILSHIRE COURTYARD, L.L.C.

                                         By: /s/ Edward W. Cook
                                             ------------------------------
                                         Name: Edward W. Cook
                                         Title: Authorized Signatory

                                         LENDER:

                                         Hypo Real Estate Capital Corporation,
                                         as Subservicer for Wells Fargo Bank,
                                         National Association, as Master
                                         Servicer for LaSalle Bank National
                                         Association, as Trustee for the Holders
                                         of HVB Mortgage Capital Corp.,
                                         Commercial Mortgage Pass-Through
                                         Certificates, Series 2003-FL1

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                                        LAURA WEINER
                                                    Commission # 1488224
                                                 Notary Public - California
                                                     Los Angeles County
                                                My Comm. Expires May 7, 2008

STATE OF CALIFORNIA            )
                               ) ss.
COUNTY OF                      )

      On Sept 29, 2004, before me, Laura Weiner, a Notary Public in and for said state, personally appeared Adam Pliska, (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                                        /s/ Laura Weiner
                                        ----------------------------------------
                                        Notary Public in and for said State

(SEAL)

STATE OF CALIFORNIA            )
                               ) ss.
COUNTY OF                      )

      On_______________________, before me,_________________________, a Notary
Public in and for said state, personally appeared______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

STATE OF CALIFORNIA            )
                               ) ss.
COUNTY OF                      )

      On_________________________, before me,________________________, a Notary
Public in and for said state, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                                             ___________________________________
                                             Notary Public in and for said State

(SEAL)

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

PARCEL 1:

LOTS 1 TO 8, 45 TO 52, 87 TO 93, 127 TO 135,290,291, AND 293 OF TRACT NO. 5798
IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGE 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THOSE PORTIONS OF LOTS 45 AND 46 LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 OF SAID TRACT NO. 5798.

PARCEL 2:

LOTS 85, 86 AND 292 OF TRACT NO. 5798, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 3:

THAT PORTION OF SIERRA BONITA AVENUE, 60 FEET WIDE AND OF VARIABLE-WIDTH SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 5798, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, ADJOINING LOTS 45 TO 52, INCLUSIVE, LOTS 86 TO 93, INCLUSIVE, LOTS 291 AND 292, ALL OF SAID TRACT NO. 5798, BOUNDED NORTHERLY BY THE WESTERLY PROLONGATION OF THE STRAIGHT NORTHERLY LINE OF SAID LOT 292, SHOWN AS HAVING A LENGTH OF 66.09 FEET AND BOUNDED SOUTHERLY BY A LINE PARALLEL WITH AND DISTANT 13 FEET NORTHERLY MEASURED AT RIGHT ANGLES AND RADIALLY FROM THE STRAIGHT SOUTHERLY LINE OF SAID 52 SHOWN AS HAVING A LENGTH OF 114.80 FEET AND THE CURVE SOUTHERLY LINE OF SAID LOT 93 SHOWN AS HAVING A LENGTH OF 120.40 FEET, SAID PARALLEL LINE TO CONNECT SO THAT THE CURVED LINE IS TANGENT TO THE STRAIGHT LINE.

PARCEL 4:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON LOT 44 OF TRACT NO. 5798, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGE 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4A:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON THAT PORTION OF LOT 45 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE

WESTERLY LINE OF LOT 291 OF SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 4B:

ALL BUILDINGS AND IMPROVEMENTS SITUATED ON THAT PORTION OF LOT 46 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 OF SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

LOT 44 OF TRACT NO. 5798, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGE 23 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL BUILDINGS AND IMPROVEMENTS SITUATED ON SAID LAND.

PARCEL 5A:

THAT PORTION OF LOT 45 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 ON SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL BUILDINGS AND IMPROVEMENTS SITUATED ON SAID LAND.

PARCEL 5B:

THAT PORTION OF 46 OF TRACT NO. 5798, LYING WESTERLY OF THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF LOT 291 OF SAID TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 68 PAGES 23 AND 24 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM ALL BUILDINGS AND IMPROVEMENTS SITUATED ON SAID LAND.